UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Regional Management Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2023 Annual Meeting of Stockholders

and Proxy Statement

Regional Management Corp.
979 Batesville Road, Suite B
Greer, South Carolina 29651
(864) 448-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 18, 2023

To the Stockholders of Regional Management Corp.:

We hereby give notice that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Regional Management Corp. will be held exclusively online via the internet on May 18, 2023, at 1:00 p.m. Eastern Daylight Time.  The purposes of the meeting are as follows:

(1)

To elect the nine nominees named in the accompanying Proxy Statement to serve as members of our Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified;

(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
(3)	To hold an advisory vote to approve executive compensation; and
(4)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

We began mailing this Notice of Annual Meeting of Stockholders and our Proxy Statement to stockholders on or about April 12, 2023. Only stockholders whose names appear of record on our books at the close of business on April 3, 2023 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

We have once again determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see “General Information and Frequently Asked Questions” in this Proxy Statement. Stockholders will be able to attend, vote, and submit questions (both before, and during a designated portion of, the meeting) from any location via the internet. The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/RM2023. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RM2023.

To participate in the Annual Meeting (e.g., submit questions and/or vote), you will need the control number provided on your proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Annual Meeting as a guest, but you will not be able to participate.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, you are urged to cast your vote promptly in order to assure representation of your shares at the meeting and so that a quorum may be established. In advance of the Annual Meeting, you may vote by internet or by mail. If you attend the virtual Annual Meeting, you may revoke your proxy and vote your shares electronically during the meeting.

To vote by internet prior to the meeting, please visit www.proxyvote.com. Have the enclosed proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.

To vote by mail, please complete, date, and sign the enclosed proxy card, and mail it in the enclosed envelope. No postage need be affixed if the proxy card is mailed in the United States.

Regional Management Corp. | Notice of Annual Meeting of Stockholders

On behalf of our Board of Directors and our management team, we thank you for your interest in Regional and for your participation in the Annual Meeting.

By Order of the Board of Directors

Catherine R. Atwood
SVP, General Counsel, and Secretary

Greer, South Carolina

April 12, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2023: The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available free of charge at https://materials.proxyvote.com/75902K and on our Investor Relations website at www.regionalmanagement.com.

Regional Management Corp. | Notice of Annual Meeting of Stockholders

Proxy statement

2023 Annual Meeting of Stockholders

REGIONAL MANAGEMENT CORP.

979 Batesville Road, Suite B

Greer, South Carolina 29651

PROXY STATEMENT

For the Annual Meeting of Stockholders to Be Held on May 18, 2023

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on May 18, 2023:

The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available free of charge at https://materials.proxyvote.com/75902K and on the Investor Relations website of Regional Management Corp. at www.regionalmanagement.com.

April 12, 2023

2023 Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Date:	May 18, 2023
Time:	1:00 p.m. Eastern Daylight Time
Access:

Virtually via the internet at www.virtualshareholdermeeting.com/RM2023. Instructions as to how you may attend and participate in the virtual Annual Meeting are set forth in the Proxy Statement under “General Information and Frequently Asked Questions – How do I attend and participate in the Annual Meeting online?”

Record Date:	April 3, 2023
Voting:

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other proposal. Stockholders may vote by proxy or electronically during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/RM2023. Instructions as to how you may cast your vote are found on the accompanying proxy card and are set forth in the Proxy Statement under “General Information and Frequently Asked Questions – How do I vote?”

Proxy Materials:	The Proxy Statement and the accompanying proxy card are first being mailed on or about April 12, 2023 to the stockholders of Regional Management Corp.

Meeting Agenda

Proposal	Board Vote Recommendation	Page Reference (for more detail)
Election of nine directors	FOR ALL	63
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	63
Advisory vote to approve executive compensation	FOR	65
Transact other business as may properly come before the meeting

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 1

Election of Director Nominees

The following table provides summary information about each director nominee. The nominees receiving a plurality of the votes cast at the meeting will be elected as directors.

	Director			Committees
Name	Since	Experience/Qualifications	Independent	AC	CC	CGN	RC
Carlos Palomares, Chair of the Board	2012	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Executive Compensation, Accounting, Risk Management	✓	✓	✓
Philip V. Bancroft	2022	Insurance Industry, Leadership, Corporate Finance, Accounting, Risk Management, Regulatory	✓	C			✓
Robert W. Beck	2020	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Marketing, M&A, Accounting, Risk Management, Investor Relations
Jonathan D. Brown	2018	Financial Services Industry, Capital Allocation, M&A, Corporate Governance, Investor Relations	✓				✓
Roel C. Campos	2012	Leadership, Cybersecurity, Corporate Governance, Government Affairs, Securities Compliance, Regulatory	✓	✓		C
Maria Contreras-Sweet	2018	Financial Services Industry, Leadership, Corporate Finance, Technology/Innovation, Corporate Governance, Regulatory, Public Relations, Government Affairs	✓		✓	✓
Michael R. Dunn	2014	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, M&A, Risk Management, Investor Relations					C
Steven J. Freiberg	2014	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Marketing, M&A, Executive Compensation, Technology, Risk Management, Investor Relations	✓	✓	C
Sandra K. Johnson	2020	Financial Services Industry, Leadership, Information Technology, Cybersecurity, Blockchain Technology, Technology/Innovation, Entrepreneurship	✓			✓	✓

AC = Audit Committee	CC = Compensation Committee	CGN = Corporate Governance and Nominating Committee	RC = Risk Committee	C = Committee Chair

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 2

Ratification of Independent Registered Public Accounting Firm

As a matter of good corporate governance, we are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Advisory Vote to Approve Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing our stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of our named executive officers (commonly known as a “Say-on-Pay Vote”).

2022 Compensation-Related Highlights

✓	Continued alignment of executive pay with company performance:
o	2022 incentives were largely performance-contingent, with long-term incentive awards roughly one-half performance-contingent and short-term incentive awards entirely performance-contingent
o	Performance goals were rigorous and were based almost exclusively on objective, quantitative criteria
✓	Maintained competitive compensation and incentive program target opportunities for our executives in order to continue to align their overall compensation with the market for executive talent
✓	Set our short-term incentive plan to provide high upside if performance goals are exceeded, while paying low or no bonus amounts if goals are not achieved
✓

Granted long-term incentives, which include a significant portion that is contingent upon the achievement of rigorous and clearly-defined performance measures, to named executive officers and other key contributors, effectively aligning such individuals’ interests with the long-term interests of our stockholders

✓

Eliminated the prospective grant of stock options, performance-contingent restricted stock units, and cash settled performance units and introduced performance restricted stock unit awards, a new long-term performance award, as the simplified and sole long-term performance compensation vehicle

Compensation Program “Best Practices” Summary

✓    Compensation program designed to closely align pay with performance

✓    Significant share ownership guidelines for executives (5x base salary for CEO, 2x for other executive officers)

✓    Significant share ownership guidelines for directors (5x annual cash retainer)

✓    Significant portion of compensation is variable and/or performance-based

✓    No excessive perquisites

✓    No excise tax gross-ups

✓    Formalized clawback policy

✓    Double-trigger change-in-control provisions

✓    Prohibition against hedging and pledging

✓    No re-pricing of equity incentive awards without stockholder approval

✓    Independent Compensation Committee

✓    Independent compensation consultant

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 3

Fiscal 2022 Compensation Summary

The following table sets forth the cash and other compensation that we paid to our named executive officers or that was otherwise earned by our named executive officers during 2022. See the Summary Compensation Table of the Proxy Statement for additional information.

Name and Principal Position	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Robert W. Beck,	660,000	2,999,974	1,187,860	67,843	4,915,677
President and Chief Executive Officer
Harpreet Rana,	420,000	799,913	257,880	26,867	1,504,660
Executive Vice President and
Chief Financial Officer
John D. Schachtel,	441,000	824,965	492,902	57,052	1,815,919
Executive Vice President
and Chief Operating Officer
Brian J. Fisher,	412,000	674,919	445,422	37,589	1,569,930
Executive Vice President and Chief
Strategy and Development Officer
Manish Parmar,	363,000	544,955	405,038	34,590	1,347,583
Executive Vice President and
Chief Credit Risk Officer

Note:  The amounts shown in the Non-Equity Incentive Plan Compensation column represent: (i) for Ms. Rana, performance-based annual cash awards earned in 2022, and (ii) for Messrs. Beck, Schachtel, Fisher, and Parmar, performance-based annual cash awards earned in 2022 and cash-settled performance units that were granted in 2020 and earned over a performance period of January 1, 2020 through December 31, 2022.

2024 Annual Meeting of Stockholders

▪	Stockholder proposals submitted pursuant to SEC Rule 14a-8 must be received by us no later than December 14, 2023.
▪	Notice of stockholder proposals outside of SEC Rule 14a-8 must be delivered to us not earlier than January 19, 2024 and not later than February 18, 2024.
▪

Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the procedures in our Amended and Restated Bylaws (the “Bylaws”) and provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act no later than March 19, 2024.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 4

GENERAL Information and

Frequently Asked Questions

This proxy statement (the “Proxy Statement”) and the accompanying proxy card are first being sent on or about April 12, 2023, to the stockholders of Regional Management Corp., a Delaware corporation (“Regional,” the “Company,” “we,” “us,” and “our”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 18, 2023, at 1:00 p.m. Eastern Daylight Time and any postponement or adjournment thereof. Our Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 2022, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Why did I receive a proxy card and Proxy Statement?

As a stockholder of record on April 3, 2023, you are entitled to vote at the Annual Meeting. The accompanying proxy card is for use at the Annual Meeting if a stockholder either will be unable to attend virtually on May 18, 2023 or will attend virtually but wishes to vote by proxy in advance of the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, you are encouraged to vote by proxy in advance. Instructions as to how you may cast your vote by proxy are found on the proxy card. If you attend the virtual Annual Meeting, you may revoke your proxy and vote your shares electronically during the virtual Annual Meeting.

The proxy card is solicited by mail by and on behalf of the Board, and the cost of soliciting proxies will be borne by us. In addition to solicitations by mail, proxies may be solicited in person, by telephone, or via the internet by our directors and officers who will not receive additional compensation for such services. We will request banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse these parties for their reasonable expenses in forwarding proxy materials to our beneficial owners.

How do I attend and participate in the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/RM2023. To enter the Annual Meeting, you will need to log in with the control number provided on your proxy card or voting instruction form. Once you are logged in to the Annual Meeting, instructions on how to participate, including how to submit questions and vote during the meeting, will be provided at www.virtualshareholdermeeting.com/RM2023. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate. We are committed to ensuring that our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. If you have questions about accessing the website for the virtual Annual Meeting, please contact the Company’s Corporate Secretary by sending an email to investor.relations@regionalmanagement.com or calling (864) 448-7000 by May 15, 2023. If you encounter any technical difficulties with the log-in process or during the Annual Meeting, please call the technical support number that will be posted on the virtual Annual Meeting website.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the most updated version of applicable software and plugins. Stockholders (or their authorized representatives) should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Stockholders (or their authorized representatives) should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is:

(i)	to elect the nine nominees named in the Proxy Statement to serve as members of the Board until the next annual meeting of stockholders or until their successors are elected and qualified;
(ii)	to ratify the appointment Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
(iii)	to hold an advisory vote to approve executive compensation; and
(iv)	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 5

Who is entitled to vote?

Only stockholders of record at the close of business on April 3, 2023 (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, 9,585,417 shares of our common stock, $0.10 par value per share, were outstanding. The holders of common stock are entitled to one vote per share for each director nominee and to one vote per share on any other proposal presented at the Annual Meeting.

Brokers that are members of certain securities exchanges and that hold shares of our common stock in “street name” on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the New York Stock Exchange (“NYSE”) rules and regulations governing such brokers, the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote in their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The proposals to elect directors and to approve executive compensation are considered “non-discretionary,” and therefore, brokers cannot vote your shares on these proposals when they do not receive voting instructions from you.

What constitutes a quorum?

The representation, virtually or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions, and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting but do not represent votes cast. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of determining whether there is a quorum at the meeting.

Can I ask questions at the virtual Annual Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/RM2023 will have an opportunity to submit questions about topics of importance to the Company’s business and affairs live via the internet during a designated portion of the meeting. Instructions for submitting questions during the virtual Annual Meeting will be available at www.virtualshareholdermeeting.com/RM2023. Stockholders may also submit a question in advance of the Annual Meeting at www.proxyvote.com. In both cases, stockholders must have available their control number provided on their proxy card or voting instruction form. All questions from stockholders that are pertinent to Annual Meeting matters will be answered during the meeting, subject to time limitations.

How do I vote?

Stockholders may vote by proxy or by attending the virtual Annual Meeting online and voting electronically during the Annual Meeting. Instructions as to how you may cast your vote by proxy are set forth below and are found on the accompanying proxy card.

Vote by Internet:

Before the Meeting – Go to www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 17, 2023. Have your proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/RM2023

You may attend the meeting via the internet and vote electronically during the meeting. Have your proxy card in hand when you access the website, and follow the instructions.

Vote by Mail:  Mark, sign, and date your proxy card and promptly return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Will other matters be voted on at the Annual Meeting?

Aside from the three proposals described above, the Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 6

proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons named as proxy holders and attorneys-in-fact in the proxies.

May I revoke my proxy instructions?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (i) filing with our Corporate Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly completing a later-dated proxy card relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Annual Meeting; or (iii) attending the virtual Annual Meeting and voting electronically (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina 29651, Attention: Corporate Secretary, before the taking of the vote at the Annual Meeting.

How many votes are required to approve each proposal?

With respect to the proposal to elect directors (Proposal No. 1), the nine nominees receiving the highest number of affirmative votes of the shares present, virtually or represented by proxy, and entitled to vote at the Annual Meeting shall be elected as directors. Votes withheld, abstentions, and “broker non-votes” will have no effect on the election of directors (Proposal No. 1). Regarding the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2), an affirmative vote of a majority of the shares present, virtually or represented by proxy, and voting on such matter is required for approval. Likewise, the compensation of executive officers (Proposal No. 3) will be approved, on an advisory basis, if a majority of the shares present, virtually or represented by proxy, and voting on such matter is cast in favor of the proposal. “Broker non-votes,” votes withheld, and abstentions are not considered voted for the particular matter. For proposals subject to majority voting that are considered “non-discretionary” (Proposal No. 3), “broker non-votes” have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. For proposals subject to majority voting that are considered “discretionary” (Proposal No. 2), there will be no “broker non-votes” and brokers may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions. Virtual attendance at our Annual Meeting constitutes presence for purposes of the vote required under our Bylaws.

Because your vote on Proposal No. 3 is advisory, it will not be binding on us, our Board, or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions for our executive officers.

The persons named as proxy holders and attorneys-in-fact in the proxy card, Robert W. Beck and Catherine R. Atwood, were selected by the Board and are officers of the Company. All properly executed proxy cards returned in time to be counted at the Annual Meeting will be voted by such persons at the Annual Meeting. Where a choice has been specified on the proxy card with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such shares will be voted “FOR” the election of all director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm, and “FOR” the advisory approval of executive compensation.

How can I correspond directly with Regional Management Corp.?

The address of our principal executive office is 979 Batesville Road, Suite B, Greer, South Carolina 29651, and our telephone number is (864) 448-7000. In addition, any person interested in communicating directly with the Chair of our Board or with any other Board member may address such communication to our Corporate Secretary, 979 Batesville Road, Suite B, Greer, South Carolina 29651, who will forward such communication to the appropriate party.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 7

Board of Directors and

Corporate Governance Matters

The Board is responsible for directing and overseeing the management of our business and affairs in a manner consistent with the best interests of the Company and its stockholders. The Board has implemented written Corporate Governance Guidelines designed to assist the Board in fulfilling its duties and responsibilities. The Corporate Governance Guidelines address a number of matters applicable to directors, including Board composition, structure, and policies; director qualification standards; Board meetings; committees of the Board; roles and expectations of the Board and its directors; director compensation; management succession planning; and other matters. These Corporate Governance Guidelines are available on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Corporate Governance Guidelines by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651.

Director Qualifications

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) is responsible for reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board. The Nominating Committee considers minimum individual qualifications, including relevant career experience, strength of character, mature judgment, familiarity with our business and industry, independence of thought, and an ability to work collegially with the other members of the Board, and all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations (such as antitrust issues), corporate governance background, financial and accounting background, executive compensation background, and the size, composition, and combined expertise of the existing Board. The Board and the Nominating Committee monitor the mix of specific experience, qualifications, and skills of the Company’s directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of our business and structure. Stockholders may also nominate directors for election at our annual stockholders’ meeting by following the provisions set forth in our Bylaws, and in such a case, the Nominating Committee will consider the qualifications of directors proposed by stockholders.

When determining whether director nominees have the experience, qualifications, attributes, and professional and functional skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Committee has focused primarily on the valuable contributions of incumbent directors to our success in recent years and on the skills, experience, and individual attributes that each director nominee brings to the Board, including those discussed in the biographical descriptions and matrix set forth below. It is expected that, without specific approval from the Board, no director will serve on more than five public company boards (including the Board), and no member of the Audit Committee will serve on more than three public company audit committees (including the Audit Committee of the Board).

Board Diversity

The Board recognizes and embraces the value of a diverse board of directors in improving the quality of its performance and our success. Diversity promotes the exchange of different perspectives and ideas, mitigates against groupthink, and ensures that the Board has the opportunity to benefit from all available talent. The Board is committed to inclusion – ensuring that all directors feel welcomed, valued, and able to contribute their opinions. The Board also recognizes the need for its directors to understand and to be able to respond effectively to the financial needs of its diverse customer base. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance.

The Board maintains, and periodically reviews, a Board Diversity Policy (the “Diversity Policy”), a copy of which is available on our Investor Relations website at www.regionalmanagement.com. The Diversity Policy establishes the Board’s approach to achieving and maintaining diversity on the Board. The Board and the Nominating Committee are committed to actively seeking out highly qualified, diverse candidates to include in the pool from which Board nominees are chosen. The Board seeks to comprise itself of talented and dedicated directors with a diverse mix of expertise in areas needed to foster our business success, as well as a diversity of personal characteristics that include, but are not limited to, gender, race, ethnicity, national origin, sexual orientation, age, and geography. The Board and the Nominating Committee implement the Diversity Policy by maintaining a director candidate list comprised of individuals qualified to fill openings on the Board, which includes candidates with useful expertise who possess diverse personal backgrounds. When conducting searches for new directors, the Nominating Committee will include qualified female and/or ethnically diverse individuals from the list in the pool of candidates. Ultimately, the selection of new directors will be based on the Board’s judgment of the overall contributions that a candidate will bring to the Board, giving due weight to diverse personal characteristics that contribute to the Board achieving the objectives of the Diversity Policy.

The Nominating Committee is charged with reviewing all steps taken pursuant to the Diversity Policy on an annual basis, assessing the Board’s progress in achieving and maintaining diversity, and presenting its findings and assessment to the full Board

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 8

for input. Approximately 44% of the Board is racially or ethnically diverse and approximately 22% of the Board is female. In 2019, the Board was awarded the Latino Corporate Directors Association 2019 Corporate Visionary Award in recognition of Regional’s commitment to an inclusive and diverse Board. The Board was also nominated in 2019 for NACD NXT™ recognition by the National Association of Corporate Directors, which applauds exemplary board leadership practices that promote greater diversity and inclusion. In 2020, the Board appointed Sandra K. Johnson, Ph.D. as our second female director and first African American director. In 2021, Director Maria Contreras-Sweet was named as one of the most influential leaders in the boardroom by the National Association of Corporate Directors (NACD).

The Nominating Committee and the Board are proud of the diverse characteristics of the Company’s directors and will continue to promote diversity and inclusion initiatives at the Board level and throughout the Company.

Current Directors and Director Nominees

The Board has the discretion to determine the size of the Board, the members of which are elected at each year’s annual meeting of stockholders. Our Board currently consists of nine directors: Carlos Palomares, Philip V. Bancroft, Robert W. Beck, Jonathan D. Brown, Roel C. Campos, Maria Contreras-Sweet, Michael R. Dunn, Steven J. Freiberg, and Sandra K. Johnson, with Mr. Palomares serving as Chair of the Board. Each of these individuals has been nominated and will stand as a director candidate for election at the Annual Meeting.

Biographical information of each of our directors is provided below. In addition, following the biographical information of our directors, we have provided a matrix summarizing the background, skills, experience, qualifications, and other attributes of our directors that led the Nominating Committee and the Board to conclude that such individuals would provide valuable contributions to our business and should therefore serve our company as its directors.

Carlos Palomares Age: 78 Director Since: 2012 Chair of the Board Member of the Audit Committee and Compensation Committee

Mr. Palomares has been a director of Regional since March 2012 and currently serves as Chair of the Board. Since 2007, Mr. Palomares has been President and Chief Executive Officer of SMC Resources, a consulting practice that advises senior executives on business and marketing strategy. From 2001 to 2007, Mr. Palomares was Senior Vice President at Capital One Financial Corp., and he was Chief Operating Officer of Capital One Federal Savings Bank banking unit from 2004 to 2007. Prior to joining Capital One, Mr. Palomares held a number of senior positions with Citigroup Inc. and its affiliates, including Chief Operating Officer of Citibank Latin America Consumer Bank from 1998 to 2001, Chief Financial Officer of Citibank North America Consumer Bank from 1997 to 1998, President and CEO of Citibank FSB Florida from 1992 to 1997, and Chairman and CEO of Citibank Italia from 1990 to 1992. Mr. Palomares serves on the boards of directors of Pan American Life Insurance Group, Inc., a leading provider of life, accident, and health insurance throughout the Americas, and Banesco USA, a privately held financial institution. Mr. Palomares earned a B.S. degree in Quantitative Analysis from New York University.

Philip V. Bancroft Age: 64 Director Since: 2022 Chair of the Audit Committee Member of the Risk Committee

Mr. Bancroft has served as a director of Regional since January 2022. He was the Chief Financial Officer and Executive Vice President of Chubb Limited, the largest publicly traded property and casualty insurance company in the world, from 2016 to 2021. Before Chubb, he was the Chief Financial Officer of ACE Limited from 2001 to ACE’s acquisition of Chubb in 2016, at which time he became the Chief Financial Officer of Chubb. Prior to ACE, Mr. Bancroft served as Partner-in-Charge for the New York Regional Insurance Group of PricewaterhouseCoopers (PwC) from 1996 to 2001 and spent nearly 20 years at PwC in various roles, including ten years as a partner. Mr. Bancroft is a director of Brighthouse Financial, Inc., a publicly traded company that is one of the largest providers of annuity and life insurance products in the U.S, where he serves on the audit and investment committees. He currently serves on Saint Joseph’s University Haub School of Business/Advisory Board for Insurance Risk Management. He was certified as a public accountant and earned his Bachelor of Business Administration in Accounting from Temple University.

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robert W. Beck Age: 59 President and Chief Executive Officer Director Since: 2020

Mr. Beck has served as President and Chief Executive Officer and as a director of Regional since March 2020. From July 2019 until March 2020, Mr. Beck served as Executive Vice President and Chief Financial Officer of Regional. Prior to joining Regional as Chief Financial Officer in July 2019, he was Executive Vice President and Chief Operating Officer of the Leukemia and Lymphoma Society. Before that, he spent 29 years at Citibank, serving in various roles. Most recently, Mr. Beck was the Chief Operating Officer of Citibank’s US Retail Bank, after previously serving as Chief Financial Officer of Citibank’s US Consumer and Commercial Bank. Prior to that, Mr. Beck served in a number of different roles at Citibank, including head of Citigroup Corporate Finance, head of Citigroup Reengineering, and co-head of Citigroup Corporate M&A. Mr. Beck serves on the board of directors of CSI of St. Louis, Inc., a telecom system and consulting company. Mr. Beck received his B.S. in Business Administration and Management from Washington University in St. Louis and his M.B.A. in Finance and International Business from New York University’s Stern School of Business.

JONATHAN D. BROWN Age: 38 Director Since: 2018 Member of the Risk Committee

Mr. Brown has served as a director of Regional since January 2018. He is a partner with Basswood Capital Management L.L.C. (“Basswood”), an alternative asset manager. Mr. Brown joined Basswood in 2009. In his current role, Mr. Brown is responsible for the research and investment analysis of companies across a broad range of sectors, with a specialized focus on financial services. Prior to Basswood, Mr. Brown worked at Sandelman Partners and Goldman Sachs. Mr. Brown graduated from Emory University’s Goizueta School of Business in 2006 with a B.B.A., holding dual concentrations in Finance and Strategy & Management Consulting, as well as a minor in History.

Mr. Brown is the representative of Basswood, our largest stockholder. For a description of our cooperation agreement with Basswood, pursuant to which Mr. Brown is nominated, see “Other Information – Certain Relationships and Related Person Transactions – Cooperation Agreement,” below.

Roel C. Campos Age: 74 Director Since: 2012 Chair of the Corporate Governance and Nominating Committee Member of the Audit Committee

Mr. Campos has served as a director of Regional since March 2012. Since February 2016, he has been an equity partner and, since 2021, he has served as Senior Counsel with the law firm of Hughes Hubbard & Reed LLP. Mr. Campos practices in the areas of securities regulation, corporate governance, and securities enforcement. Prior to joining Hughes Hubbard & Reed LLP, Mr. Campos was a partner with Locke Lord LLP (2011 to 2016) and Cooley LLP (2007 to 2011). Prior to that, he received a presidential appointment and served as a Commissioner of the Securities and Exchange Commission (the “SEC”) from 2002 to 2007. Prior to serving with the SEC, Mr. Campos was a founding partner of a Houston-based radio broadcaster. Earlier in his career, he practiced corporate law and later served as a federal prosecutor in Los Angeles, California. Mr. Campos currently serves as an independent director for the board of KPMG US LLP, a professional firm providing audit, tax, and advisory services, as well as various non-profit boards. Mr. Campos also previously served from 2013 to 2017 on the board of directors of WellCare Health Plans, Inc., a public company that provided managed health care services, which was acquired and merged into Centene Corp., a multi-national health care enterprise in 2020. He also previously served as a director of a private registered broker-dealer, Liquidnet Holdings, Inc., which in 2021 was acquired and merged into the TP ICAP group, a London-based broker dealer. Mr. Campos previously served from 2016 to 2020 on the Board of Visitors to the United States Air Force Academy. From 2009 to 2013, Mr. Campos served on the Presidential Intelligence Advisory Board (the “PIAB”), comprised of selected private citizens who serve as outside advisers to the President on national intelligence issues. Mr. Campos earned his B.S. degree from the United States Air Force Academy, received an M.B.A. degree from the University of California, Los Angeles, and earned his J.D. degree from Harvard Law School.

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MARIA CONTRERAS-SWEET Age: 67 Director Since: 2018 Member of the Compensation Committee and Corporate Governance and Nominating Committee

Ms. Contreras-Sweet has served as a director of Regional since January 2018. She is the managing partner of Rockway Equity Partners, LLC and Contreras Sweet Companies, LLC. Prior to founding her current business, she served as a member of President Obama’s cabinet as the 24th Administrator of the U.S. Small Business Administration from 2014 to 2017, where she was responsible for a $132 billion loan portfolio. She was a founder of ProAmerica Bank, where she served as Executive Chairwoman from 2006 to 2014, and Co-Founder and Managing Partner of Fortius Holdings, LLC, from 2003 to 2006. Prior to that, Ms. Contreras-Sweet served as the California Cabinet Secretary of the Business, Transportation and Housing Agency from 1999 to 2003, where she oversaw 14 departments including the Department of Financial Institutions and Department of Corporations. Earlier in her career, she was a senior executive with Westinghouse Electric Company’s 7-Up/RC Bottling Company. Ms. Contreras-Sweet is a director of Sempra Energy, a publicly traded energy services company that invests in, develops, and operates energy infrastructure and provides electric and gas services, where she serves on the audit and compensation committees. She is also a director of TriNet Group, Inc., a publicly traded professional employer organization, where she serves on the nominating and corporate governance committee and chairs the risk committee, as well as Zions Bancorporation, N.A., a publicly traded bank, where she serves on the audit committee. Ms. Contreras-Sweet is a Distinguished Fellow of the LARTA Institute and serves on the board of the Bipartisan Policy Center. She has been bestowed with numerous honorary doctorates including from Tufts University, Whittier College, and California State University, Los Angeles.

Michael R. Dunn Age: 71 Director Since: 2014 Chair of the Risk Committee

Mr. Dunn has served as a director of Regional since July 2014. He previously served as Chief Executive Officer of Regional from October 2014 through July 2016 and as Executive Chairman of the Board from August 2016 through December 2016. Prior to joining Regional, Mr. Dunn was a partner at the private equity firm of Brysam Global Partners, a specialized firm focusing on investment in international banking and consumer lending companies, from 2007 through 2013. Mr. Dunn served as a board or alternate board member for all of Brysam’s portfolio companies. Prior to that, Mr. Dunn was with Citigroup for over 30 years, where he was the Chief Financial Officer of the Global Consumer Group from 1996 through 2007, adding the title of Chief Operating Officer of the Group in 2005. He was also a member of the Citigroup Management and Operating Committees. Mr. Dunn previously served on the boards of Banamex, a wholly owned Mexican bank subsidiary of Citigroup, and on the U.S.- based Student Loan Corporation, of which Citigroup owned a majority interest. He holds a B.S. degree from New York University and attended the University of Michigan Executive Program. He is a Certified Public Accountant in New York State.

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Steven J. Freiberg Age: 66 Director Since: 2014 Chair of the Compensation Committee Member of the Audit Committee

Mr. Freiberg has served as a director of Regional since July 2014. He is the founder of Grand Vista Partners (a private investment office), a Senior Advisor to Towerbook Capital Partners (an investment management firm), and a Senior Advisor to The Boston Consulting Group (a global consulting firm). Previously, Mr. Freiberg served as Interim Chief Financial Officer of Social Finance, Inc. from 2017 until 2018 and as a director and the Chief Executive Officer of E*TRADE Financial Corporation from 2010 until 2012. Prior to joining E*TRADE, Mr. Freiberg spent 30 years at Citigroup and its predecessor companies and affiliates. Among his notable roles at Citigroup, Mr. Freiberg served as Co-Chairman/Chief Executive Officer of Citigroup’s Global Consumer Group, Chairman and Chief Executive Officer of Citi Cards—Citigroup’s leading global credit card business— and Chairman and Chief Executive Officer of Citigroup’s North American Investment Products Division. Additionally, he was a member of Citigroup’s Executive, Management, and Operating Committees, and he served on the board of directors of several of Citigroup’s affiliates, including Citibank N.A., Citicorp Credit Services Inc., Citicorp Investment Services, Citicorp Insurance Group, Citibank Trust N.A., Citibank FSB, and the Citigroup Foundation. Mr. Freiberg served on the board of directors of MasterCard Incorporated, a publicly traded multinational financial services corporation, from 2006 to 2022. Mr. Freiberg currently serves as Vice Chair of the board of directors of SoFi Technologies, Inc., a publicly traded personal finance company where he serves on the risk committee. Mr. Freiberg also serves on the board of directors for two publicly traded blank check companies – Compass Digital Acquisition Corp. and Portage Fintech Acquisition Corp. (where he also serves as Chairman), in addition to serving on the governing body of Purchasing Power, LLC (a private specialty e-retailer offering consumer products, vacations, and online education services through payment plans). He is also chairman of the board of directors of Rewards Network, one of the largest merchant-funded, card-linked reward networks in the United States.

Sandra k. johnson, Ph.D. Age: 62 Director Since: 2020 Member of the Corporate Governance and Nominating Committee and Risk Committee

Dr. Johnson has served as a director of Regional since April 2020. She has served as the founder, Chief Executive Officer, and Chief Technology Officer of Global Mobile Finance, Inc., a fintech startup company based in Research Triangle Park, North Carolina, since 2018. In addition, since 2014, she has served as the Chief Executive Officer of SKJ Visioneering, LLC, a technology consulting company. From November 2012 to February 2014, Dr. Johnson served as the Chief Technology Officer for IBM Central, East and West Africa. Prior to 2014, she spent 11 years as a Senior Technical Staff Member of the IBM Systems and Technology Group, serving in various roles, including Business Development Executive for IBM Middle East and Africa, Chief Technology Officer for IBM’s Global Small and Medium Business, and the Linux Performance Architect. Dr. Johnson has conducted extensive research and published her findings in a number of computer-related and information technology areas, she has authored and co-authored over 80 publications, and she was part of the design team that developed the prototype for the IBM Scalable Parallel Processor (SP2), the base machine for “Deep Blue,” IBM’s world-famous chess machine. Dr. Johnson was a member of the IBM Academy of Technology, a group consisting of the top 1% of IBM’s over 250,000 technical professionals. She has also received numerous technical and professional awards and is an IBM Master Inventor with over 40 patents issued and pending. Dr. Johnson earned her B.S., M.S., and Ph.D. degrees in electrical engineering from Southern University, Stanford University, and Rice University, respectively. She is the first African American woman to earn a Ph.D. in electrical engineering, with a concentration in computer engineering, in the United States. Dr. Johnson is a member of the Institute of Electrical and Electronics Engineers (“IEEE”) and the Association for Computing Machinery (“ACM”). She is also an IEEE Fellow and an ACM Distinguished Engineer.

There are no family relationships among any of our directors or executive officers.

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Matrix of Director Skills, Experience, and Demographic Background

The following table provides our stockholders and other interested parties with an overview of our directors’ skills, experience, and demographic background. These qualities are of particular value to our business and led the Nominating Committee and the Board to conclude that such individuals would provide valuable contributions to our company and should therefore serve our company as its directors.

	Philip V. Bancroft	Robert W. Beck	Jonathan D. Brown	Roel C. Campos	Maria Contreras-Sweet	Michael R. Dunn	Steven J. Freiberg	Sandra K. Johnson	Carlos Palomares
Skills and Experience
Financial Services Industry	✓	✓	✓		✓	✓	✓	✓	✓
Other Public Co. Board of Directors				✓	✓		✓
Executive Management	✓	✓		✓	✓	✓	✓	✓	✓
Entrepreneurship/Business Operations		✓		✓	✓	✓	✓	✓	✓
Credit Risk Management	✓	✓				✓	✓		✓
Corporate Finance or Capital Allocation	✓	✓	✓		✓	✓	✓		✓
Marketing and/or Public Relations		✓		✓	✓		✓	✓
Marketing to Hispanic Population				✓	✓				✓
Mergers and Acquisitions	✓	✓	✓	✓		✓	✓
Human Resources/Executive Comp		✓					✓		✓
Cybersecurity or Technology/Innovation	✓	✓		✓	✓		✓	✓
Information Technology or Blockchain								✓
Corporate Governance	✓		✓	✓	✓
Government Affairs				✓	✓
Regulatory and/or SEC Compliance	✓			✓	✓
Audit Committee Financial Expert	✓						✓		✓
SOX and Internal Audit	✓	✓		✓		✓	✓		✓
Risk Management	✓	✓			✓	✓	✓		✓
Business Ethics	✓	✓		✓	✓	✓	✓	✓	✓
Investor Relations	✓	✓	✓			✓	✓
Demographic Background
Board Tenure and Independence
Year First Appointed or Elected	2022	2020	2018	2012	2018	2014	2014	2020	2012
Board Independent	✓		✓	✓	✓		✓	✓	✓
Gender
Male	✓	✓	✓	✓		✓	✓		✓
Female					✓			✓
Age
Years Old	64	59	38	74	67	71	66	62	78
Race/Ethnicity
White/Caucasian	✓	✓	✓			✓	✓
Hispanic/Latino				✓	✓				✓
African American								✓

Board Independence

The Board determined that each of Ms. Contreras-Sweet, Dr. Johnson, and Messrs. Bancroft, Brown, Campos, Freiberg, and Palomares were independent during 2022 in accordance with the criteria established by the NYSE for independent board members. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company. In making

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these determinations, the Board reviewed the information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management. We define an “independent” director in accordance with Section 303A.02 of the NYSE Rules. The categorical standards that the Board has established to assist it in making independence determinations can be found in our Corporate Governance Guidelines on our Investor Relations website at www.regionalmanagement.com.

Leadership Structure

As described in the Corporate Governance Guidelines, the Board may select its Chair and our Chief Executive Officer in any way that it considers to be in our best interests. Therefore, the Board does not have a policy on whether the roles of Chair and Chief Executive Officer should be separate or combined and, if they are to be separate, whether the Chair should be selected from the independent directors.

Mr. Palomares was appointed to serve as Chair of our Board in July 2019. At this time, the Board believes that the separation of the roles of Chair and Chief Executive Officer promotes communication between the Board, the Chief Executive Officer, and other senior management, and enhances the Board’s oversight of management. We believe that our leadership structure provides increased accountability of our Chief Executive Officer to the Board and encourages balanced decision-making. We also separate the roles in recognition of the differences in the roles. While the Chief Executive Officer is responsible for day-to-day leadership of the Company and the setting of strategic direction, the Chair provides guidance to the Chief Executive Officer and coordinates and manages the operations of the Board and its committees.

At this time, the Board believes that its current leadership structure, with an independent Chair, is appropriate for the Company and provides many advantages to the effective operation of the Board. The Board will periodically evaluate and reassess the effectiveness of this leadership structure.

Meetings

The Board held 10 meetings during the fiscal year ended December 31, 2022. During 2022, all of our directors attended at least 75% of the aggregate number of meetings of the Board and committees on which he or she served. In addition to formal Board meetings, our Board communicates from time to time via telephone, electronic mail, and informal meetings, and our Board and its committees may act by written consent in lieu of a formal meeting. Our non-employee directors met in executive session following each of our regular, quarterly Board meetings in 2022, and the independent members of our Board also periodically met in executive session in 2022. Mr. Palomares presides over each executive session of our non-employee directors and independent directors.

Other than an expectation set forth in our Corporate Governance Guidelines that each director will make every effort to attend the annual meeting of stockholders, we do not have a formal policy regarding the directors’ attendance at annual meetings. All of our directors attended our last annual meeting of stockholders held on May 19, 2022.

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Committees of the Board

Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Risk Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Directors	Audit	Compensation	Corporate Governance and Nominating	Risk
Philip V. Bancroft	Chair			✓
Jonathan D. Brown				✓
Roel C. Campos	✓		Chair
Maria Contreras-Sweet		✓	✓
Michael R. Dunn				Chair
Steven J. Freiberg	✓	Chair
Sandra K. Johnson			✓	✓
Carlos Palomares	✓	✓
Number of Meetings Held in 2022:	5	7	4	5

Audit Committee

The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Messrs. Bancroft (Chair), Campos, Freiberg, and Palomares. Mr. Bancroft was appointed as the Audit Committee Chair in May 2022, assuming the position from Mr. Campos. In accordance with SEC rules and NYSE rules, each of the members of our Audit Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of audit committee membership independence. In addition, the Board has examined the SEC’s definition of “audit committee financial expert” and has determined that Messrs. Bancroft, Freiberg, and Palomares satisfy this definition.

Pursuant to the Audit Committee’s written charter, our Audit Committee is responsible for, among other things:

•	appointing and overseeing our independent registered public accounting firm and pre-approving the audit and non-audit services to be performed by our independent auditors;
•	discussing the scope and results of the audit with the independent registered public accounting firm;
•	assisting the Board in evaluating the qualifications, performance, and independence of our independent auditors;
•	assisting the Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting processes;
•	assisting the Board in monitoring our compliance with legal and regulatory requirements;
•	assisting the Board in reviewing the adequacy and effectiveness of our internal control over financial reporting processes;
•	assisting the Board in monitoring the performance of our internal audit function;
•	reviewing with management and our independent auditors our annual and quarterly financial statements;
•

establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Compensation Committee

Our Compensation Committee consists of Mr. Freiberg (Chair), Ms. Contreras-Sweet, and Mr. Palomares. In accordance with NYSE rules, each of the members of our Compensation Committee is an independent director in accordance with the criteria

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established by the NYSE for the purpose of compensation committee membership independence. Pursuant to the Compensation Committee’s written charter, our Compensation Committee is responsible for, among other things:

•

reviewing and approving, or making recommendations to the Board with respect to, corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board), determining and approving our Chief Executive Officer’s compensation level based on such evaluation;

•

reviewing and approving the compensation of our executive officers, including annual base salaries, annual incentive bonuses, equity compensation, employment agreements, and severance and termination arrangements;

•	reviewing and recommending to the Board the compensation of our non-employee directors;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis;”
•	preparing the Report of the Compensation Committee; and
•	reviewing and making recommendations with respect to our equity compensation plans.

The Compensation Committee is entitled to delegate any or all of its responsibilities to subcommittees of the Compensation Committee. Additionally, the Compensation Committee may delegate to one or more of our officers the authority to make grants and awards of cash or options or other equity securities to any of our non-Section 16 officers under our incentive-compensation or other equity-based plans, as the Compensation Committee deems appropriate and in accordance with the terms of such plans, provided that such delegation is in compliance with such plans and applicable law.

The Compensation Committee has the authority to hire outside advisors and experts, including compensation consultants to assist it with director and executive officer compensation determinations. See “Compensation Discussion and Analysis – Compensation Objectives and Approaches – Compensation Determination Process” for information about our independent compensation consultant.

Corporate Governance and Nominating Committee

Our Nominating Committee consists of Mr. Roel C. Campos (Chair), Ms. Contreras-Sweet, and Dr. Johnson. Mr. Campos was appointed Chair in May 2022, assuming the position from Ms. Contreras-Sweet. In accordance with NYSE rules, each of the members of our Nominating Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of corporate governance and nominating committee membership independence. Pursuant to the Nominating Committee’s written charter, the Nominating Committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees to the Board;
•	recommending members for each committee of our Board;
•	developing and overseeing a process for the annual evaluation of the Board, committees of the Board, and management;
•	overseeing, in coordination with other committees of the Board, as applicable, the Company’s policies, programs, strategies and reporting related to environmental, social and governance matters;
•	evaluating the Company’s stockholder engagement practices and considering feedback received from stockholders; and
•

reviewing (i) developments in corporate governance practices, (ii) the adequacy of our certificate of incorporation and Bylaws, and (iii) the Company’s Corporate Governance Guidelines (on a biennial basis).

The Nominating Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified and be both willing to serve and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Nominating Committee’s consideration in connection with the 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) should forward the candidate’s name and information about the candidate’s qualifications to Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina 29651, Attn: Corporate Secretary, not earlier than January 19, 2024 nor later than February 18, 2024.

The Nominating Committee will select individuals, including candidates proposed by stockholders, as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of our stockholders. In evaluating nominees, the Nominating Committee will consider, among other things, the director qualifications described above and will apply the objectives outlined in our Diversity Policy.

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Risk Committee

Our Risk Committee consists of Mr. Dunn (Chair), Mr. Bancroft, Mr. Brown, and Dr. Johnson. Mr. Bancroft was appointed to the Committee in January 2022. Mr. Campos ended service to the Committee in May 2022. Pursuant to the Risk Committee’s written charter, the Risk Committee is responsible for, among other things:

•	reviewing and discussing our enterprise risk management program with management and our independent registered public accounting firm;
•	reviewing the key risks facing the Company and discussing those risks with management;
•	assessing the allocation of risk oversight among the committees of the Board; and
•	reviewing and discussing with management the Company’s preparedness for handling business interruption and annually approving the Company’s Business Continuity Plan.

Availability of Committee Charters

The charters of each of our Board committees, which contain more complete explanations of the roles and responsibilities of each of our Board committees, are posted on our Investors Relations website at www.regionalmanagement.com. Information on our website is not considered part of this Proxy Statement. A stockholder may request a copy of any or all of these committee charters by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651.

Role in Risk Oversight

As part of its role in risk oversight, our Risk Committee is responsible for reviewing our risk assessment and risk management practices, and for discussing its findings with both management and our independent registered public accounting firm. Management has established an Enterprise Risk Management Program (the “ERM Program”) to ensure that all of the Company’s risks are managed appropriately and consistently at an enterprise-wide level. The ERM Program details principles used to support effective enterprise-wide risk management across the end-to-end risk management lifecycle, and it provides clarity on the expected activities in relation to risk management of the Board, management, and all employees throughout the organization. In 2021, we hired a Chief Risk and Responsibility Officer to oversee the ERM Program. The Board and the Risk Committee periodically receive ERM Program updates from our Chief Risk and Responsibility Officer and management, review the risks that may potentially affect us, and review management’s efforts to manage those risks, including risks reflected in our periodic filings.

The Board may also request supplemental information and disclosure about specific areas of interest and concern relevant to risks it believes are faced by us and our business. The Board also considers emerging or evolving risks as they arise and may either meet as a full Board or assign risks to a committee for continuing oversight. Topics considered span a broad range of matters, including: maintaining the health and safety of our employees; evaluating the impact of recently elevated inflation and rising interest rates on strategy, operations, liquidity, and financial matters; and supporting the communities in which we operate.

The Board believes that our current leadership structure enhances its oversight of risk management because our Chief Executive Officer, who is ultimately responsible for our risk management process, is in the best position to discuss with the Board these key risks and management’s response to them by also serving as a director of the Company.

Role in Cybersecurity Oversight

As part of its risk oversight role, the Board and the Risk Committee provide oversight of management’s efforts to mitigate risk and respond to cyber incidents. For example, on a periodic basis, members of the Board and the Risk Committee engage with management and/or third-party consultants to assess the cyber threat landscape, to evaluate our information security program, to review the results of penetration testing, and to analyze the design, effectiveness, and ongoing enhancement of our capabilities to monitor, prevent, and respond to cyber threats and events. The Company has a comprehensive enterprise-wide cybersecurity program aligned to the NIST Cybersecurity Framework (CSF) industry standard and maintains cybersecurity risk insurance coverage to defray the costs of potential information security breaches. The Company conducts automated online training at least once a year for its employees and mock phishing campaigns on a regular basis throughout the year. Management briefs the Risk Committee quarterly on information security matters, including the status of the Company’s security posture and our efforts to identify and mitigate cybersecurity risks, and briefs the full Board on such matters at least annually.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of our directors, officers, and employees and must be acknowledged in writing by our Chief Executive Officer and Chief Financial Officer. The Code of Ethics is posted on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy

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of the Code of Ethics by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651. To the extent permissible under applicable law, the rules of the SEC, and NYSE listing standards, we intend to disclose on our website any amendment to our Code of Ethics, or any grant of a waiver from a provision of our Code of Ethics, that requires disclosure under applicable laws, the rules of the SEC, or NYSE listing standards.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2022, Ms. Contreras-Sweet and Messrs. Freiberg and Palomares served on our Compensation Committee. No member of the Compensation Committee has ever served as an officer or employee of the Company or any of its subsidiaries or had any relationship during the fiscal year ended December 31, 2022 that would be required to be disclosed pursuant to Item 404 of Regulation S-K. In addition, during the fiscal year ended December 31, 2022, none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on our Board or Compensation Committee.

Communications with the Board

Each member of the Board is receptive to and welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, including, without limitation, the Chair of the Board, any independent director, or the independent directors as a group, by addressing such communications or concerns to our Corporate Secretary, 979 Batesville Road, Suite B, Greer, South Carolina, 29651, who will forward such communications to the appropriate party.

If a complaint or concern involves accounting, internal accounting controls, or auditing matters, the correspondence will be forwarded to the chair of the Audit Committee. If no particular director is named, such communication will be forwarded, depending on the subject matter, to the chair of the Audit Committee, Compensation Committee, Nominating Committee, or Risk Committee, as appropriate.

Anyone who has concerns regarding (i) questionable accounting, internal accounting controls, and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of our accounting policies, (ii) compliance with legal and regulatory requirements, or (iii) retaliation against employees who voice such concerns, may communicate these concerns by writing to the attention of the Audit Committee as set forth above or by calling (800) 224-2330 at any time.

Director Compensation

Quality non-employee directors are critical to our success. We believe that the two primary duties of non-employee directors are to effectively represent the long-term interests of our stockholders and to provide guidance to management. As such, our compensation program for non-employee directors is designed to meet several key objectives:

•	Adequately compensate directors for their responsibilities and time commitments and for the personal liabilities and risks that they face as directors of a public company;
•	Attract the highest caliber non-employee directors by offering a compensation program consistent with those at companies of similar size, complexity, and business character;
•	Align the interests of directors with our stockholders by providing a significant portion of compensation in equity and requiring directors to own our stock; and
•	Provide compensation that is simple and transparent to stockholders and reflects corporate governance best practices.

The Compensation Committee, with the assistance of the Compensation Committee’s independent compensation consultant, reviews the compensation of our non-employee directors. In benchmarking director compensation, we use the same compensation peer group that is used to benchmark compensation for our named executive officers (see “Compensation Discussion and Analysis – Compensation Objectives and Approaches – Compensation Determination Process” for information about the peer group).

Our employees who serve as directors receive no separate compensation for service on the Board or on committees of the Board. We maintain a non-employee director compensation program structured as follows:

•

Board Cash Retainer: Each non-employee director receives an annual cash retainer of $70,000 payable in quarterly installments ($95,000 in the case of the chair or lead independent director, if applicable, of the Board).

•

Committee Member Cash Retainer: Each member of a Board committee receives an additional annual cash retainer of $8,750 per committee service payable in quarterly installments ($17,500 in the case of the chair of each committee).

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•

Board Equity-Based Award: Each non-employee director receives, on an annual basis, shares of restricted common stock with a value equal to $110,000 ($135,000 in the case of the chair or lead independent director, if applicable, of the Board).

•

Committee Member Equity-Based Award: Each member of a Board committee receives, on an annual basis, additional shares of restricted common stock with a value equal to $8,750 per committee service ($17,500 in the case of the chair of each committee).

The restricted stock awards (each, an “RSA”) are granted on the fifth business day following the date of the annual stockholders’ meeting at which directors are elected. The number of shares subject to the RSA is determined by dividing the value of the award by the closing price per share of the Company’s common stock on the grant date. The RSA vests and becomes non-forfeitable as to 100% of the underlying shares on the earlier of the first anniversary of the grant date or the date of the next annual stockholders’ meeting (so long as the period between the date of the annual stockholders’ meeting related to the grant date and the date of the next annual stockholders’ meeting is not less than 50 weeks), subject to the director’s continued service from the grant date until the vesting date, or upon the earlier occurrence of the director’s termination of service as a director by reason of death or disability or upon a change in control of the Company. In the event of the director’s termination of service for any other reason, the director forfeits the RSA immediately. The RSA is subject to the terms and conditions of the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021 and further amended February 17, 2022) (the “2015 Plan”) and an RSA agreement, the form of which was previously approved by the Compensation Committee and the Board and filed with the SEC.

Under the 2015 Plan, the maximum number of shares of common stock subject to awards granted during any 12-month period to a non-employee director, taken together with any cash fees paid during such 12-month period to such non-employee director in respect of Board service, may not exceed $600,000 in total value (calculating the value of any such awards based on the fair market value per share of common stock on the grant date of the award). In the event that the service of a director as a director, committee member, or Board or committee chair commences or terminates during the director’s annual service to us, the director’s cash compensation will be adjusted on a pro-rata basis. Annual service relates to the approximately 12-month period between our annual meetings of stockholders. Each director is also reimbursed for reasonable out-of-pocket expenses incurred in connection with his or her service on our Board, including the cost of attending continuing education seminars related to corporate board of directors service and other topics relevant to the Company.

The following table provides information regarding the compensation paid to each of our non-employee directors for their service as non-employee directors during the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Philip Bancroft(3)	88,743	171,800	260,543
Jonathan D. Brown	80,434	118,739	199,173
Roel C. Campos	101,723	136,211	237,934
Maria Contreras-Sweet	92,824	127,498	220,322
Michael R. Dunn	89,334	127,498	216,832
Steven J. Freiberg	98,232	136,211	234,443
Sandra K. Johnson	89,334	127,498	216,832
Carlos Palomares	114,760	152,464	267,224

__________

(1)	The amount paid in cash includes the relevant cash retainers described above plus cash payments pursuant to the vesting of dividend equivalent rights held by the directors.
(2)

On May 26, 2022, in accordance with the non-employee director compensation program outlined above, we awarded all of the Company’s non-employee directors shares of restricted common stock in the following amounts: Mr. Bancroft, 2,908 shares; Mr. Brown, 2,535 shares; Mr. Campos, 2,908 shares; Ms. Contreras-Sweet, 2,722 shares; Mr. Dunn, 2,722 shares; Mr. Freiberg, 2,908 shares; Dr. Johnson, 2,722 shares; and Mr. Palomares, 3,255 shares. These annual RSAs vest on the earlier of the first anniversary of the grant date or the date of the next annual stockholders’ meeting (so long as the period between the date of the annual stockholders’ meeting related to the grant date and the date of the next annual stockholders’ meeting is not less than 50 weeks), subject to continued service of the director until the vesting date or as otherwise provided in the award agreement. Amounts shown are the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

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(3)	The compensation shown in the table reflects pro-rated amounts for Mr. Bancroft as a result of his appointment to the Board, Audit Committee, and Risk Committee on January 26, 2022.

The total number of shares subject to RSAs held by each of our non-employee directors as of December 31, 2022 was: Mr. Bancroft, 2,908 shares; Mr. Brown, 2,535 shares; Mr. Campos, 2,908 shares; Ms. Contreras-Sweet, 2,722 shares; Mr. Dunn, 2,722 shares; Mr. Freiberg, 2,908 shares; Dr. Johnson, 2,722 shares; and Mr. Palomares, 3,255 shares. The total number of shares subject to non-qualified stock options held by each of our non-employee directors as of December 31, 2022 was: Mr. Campos, 14,670 shares; Mr. Freiberg, 17,941 shares; and Mr. Palomares, 18,670 shares. As of December 31, 2022, Mr. Bancroft, Mr. Brown, Ms. Contreras-Sweet, Mr. Dunn, and Dr. Johnson had no option awards outstanding. The outstanding equity awards held by Mr. Beck as of December 31, 2022 are set forth in the Outstanding Equity Awards at Fiscal Year-End table that is presented elsewhere in this Proxy Statement.

Currently, our director stock ownership requirement is 5x the annual cash retainer. As of December 31, 2022 all directors were in compliance with our stock ownership guidelines.

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Executive Officers

The following is a brief description of the background, business experience, and certain other information regarding each of our executive officers:

Robert W. Beck (age 59) has served as President and Chief Executive Officer and as a director of Regional since March 2020. From July 2019 until March 2020, Mr. Beck served as Executive Vice President and Chief Financial Officer of Regional. Mr. Beck’s full biographical information is set forth above under “Board of Directors and Corporate Governance Matters – Current Directors and Director Nominees.”

Harpreet Rana (age 51) has served as Executive Vice President and Chief Financial Officer of Regional since November 2020. Ms. Rana has 20 years of financial services experience, with extensive skills related to capital and credit management, driving profitable portfolio growth, digital product development and transformation, and retail banking management. From 2016 through 2020, Ms. Rana was Managing Director, North America Retail Bank at Citigroup. From 2013 through 2015, she held various additional lead positions in business and finance roles at Citigroup, including Head of US Retail Deposit & Lending Products. Ms. Rana received her B.A. from the University of British Columbia in Vancouver, Canada and her M.B.A. from the University of Rochester in Rochester, New York.

John D. Schachtel (age 61) has served as Executive Vice President and Chief Operating Officer of Regional since May 2017. Mr. Schachtel has more than 35 years of experience in consumer financial services. From 2013 until 2016, Mr. Schachtel was the Chief Operating Officer of OneMain Financial Holdings, Inc. (formerly known as CitiFinancial). As Chief Operating Officer of OneMain Financial, Mr. Schachtel’s responsibilities included management and oversight of sales, field operations, marketing, and collections. Since March 2017, Mr. Schachtel has also served as a member of the Board of Directors of SilverSun Technologies, Inc., a publicly traded business application, technology, and consulting company. He serves as the chairman of SilverSun’s compensation committee and its nominating and corporate governance committee, as well as a member of its audit committee. He received his M.B.A. in Finance from New York University and his B.S. degree in Industrial Engineering and Economics from Northwestern University.

Brian J. Fisher (age 39) has served as Executive Vice President and Chief Strategy and Development Officer since September 2020. Between January 2013 and September 2020, Mr. Fisher served as General Counsel and Secretary of Regional. Prior to joining Regional, Mr. Fisher was an attorney in the Corporate and Securities practice group of Womble Carlyle Sandridge and Rice, LLP (now known as Womble Bond Dickinson (US) LLP) from 2009 to 2013. Mr. Fisher holds a B.A. degree in Economics from Furman University and a J.D. degree from the University of South Carolina School of Law.

Manish Parmar (age 45) has served as Executive Vice President and Chief Credit Risk Officer of Regional since January 2020. Mr. Parmar has 20 years of credit and financial experience across a broad range of functions, including credit risk, analytics, financial partnerships, database marketing, and modeling. Prior to joining Regional, Mr. Parmar was Chief Credit and Analytics Officer at Conn’s, Inc., a publicly traded specialty retailer, since 2018. Prior to his tenure at Conn’s, Mr. Parmar held several senior management roles at Discover Financial Services from 2013 to 2018, ultimately becoming its Head of Consumer Credit Risk Management. Mr. Parmar received a Bachelor of Chemical Engineering from the University of Mumbai in India, and his M.B.A. from Bauer College of Business at the University of Houston.

Catherine R. Atwood (age 40) has served as Senior Vice President, General Counsel, and Secretary of Regional since September 2020. Prior to September 2020, Ms. Atwood served as VP, Deputy General Counsel, and Chief Compliance Officer since May 2017. From August 2014 (when she joined Regional) until May 2017, she served as Deputy General Counsel. Prior to joining Regional, Ms. Atwood was an attorney in the Business Litigation practice group of Womble Carlyle Sandridge & Rice, LLP (now known as Womble Bond Dickinson (US) LLP) from 2008 to 2014. Ms. Atwood holds a B.A. degree in Political Science from Clemson University and a J.D. degree from the University of Georgia School of Law.

There are no family relationships among any of our directors or executive officers.

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COMPENSATION Discussion and Analysis

The following discussion of the compensation arrangements of our executive officers should be read together with the compensation tables and related disclosures contained elsewhere in this Proxy Statement. Actual compensation programs that we adopt following the date of this Proxy Statement may differ materially from the existing and currently planned programs summarized in this discussion.

Executive Summary of Compensation Programs

Company Performance and Business Highlights in 2022

In 2022, we produced strong operating and financial results in a year challenged by credit normalization, inflationary pressures, and a rising interest rate environment. We grew our total revenue by 18% from 2021, while also adjusting to the changing credit environment in real-time, focusing on our highest confidence originations. Net income for 2022 was $51.2 million and diluted EPS was $5.30.

•

Loan Portfolio Growth and Increased Revenues: In 2022, we grew our net finance receivables by $273 million, or 19%, to an all-time high of $1.7 billion as of December 31, 2022. Our receivables growth in turn fueled record revenue of $507 million in 2022, up 18% from 2021.

•

Achievement of Strategic Goals: Despite the challenging economic environment, we made significant progress during the year in executing on our long-term growth strategy. We expanded our footprint across the nation, commencing operations in five new states – Mississippi, California, Indiana, Louisiana, and Idaho. In addition, we completed the rollout of our second-generation custom underwriting scorecard, which evaluates over 5,000 attributes and has more complex segmentation that we believe allows us to further finetune our underwriting strategies, make better credit decisions at the margin, and ultimately improve our credit loss experience.

•

Strong Capital Management and Return of Excess Capital: In the first quarter of 2022, we increased our quarterly dividend by 20% to $0.30 per share, and we continued to successfully return excess capital in the form of dividends totaling $11 million for the year. We also ended the year with a strong balance sheet with over $555 million of unused borrowing capacity and $101 million of available liquidity from which to fund our growth and operations. As of the end of 2022, 88% of our debt was fixed rate, with a weighted-average coupon of 3.6% and weighted average revolving duration of 2.1 years.

Throughout 2022, we also delivered strong results and benefits to our other stakeholders, including our customers, team members, and communities.

•

For Our Customers: We continued to execute on our vision of delivering a best-in-class customer experience and a basket of useful, accessible, easily understood financial solutions that serve their evolving needs and support their long-term financial wellbeing. We enhanced our digital prequalification experience, expanded our auto-secured loan product, and introduced our valuable credit solutions to millions of new consumers in five new states. At the same time, we improved the financial wellbeing of our customers, including through our graduation programs. In 2022, we refinanced nearly 35,000 of our customers’ small loans into large loans, representing $203 million in finance receivables at origination, and reducing these customers’ average APR from 42.2% to 30.2%.

•

For Our Team Members: We rolled out new recruitment and retention strategies benefiting all team members, offered new and improved health and wellness benefits, continued our diversity, equity, and inclusion efforts, and introduced new and improved training opportunities, including through the utilization of eLearning modules, classroom training, hands-on exercises, branch training, webinars, and assessments focused on operating policies and procedures, as well as several key compliance areas. To ensure that we provide a rewarding experience for our employees, we engage independent third parties to conduct periodic employee engagement surveys, enabling us to regularly measure organizational culture and engagement and to improve upon the employee experience, which in turn drives a superior customer experience.

•

For Our Communities: We continued to make a positive community impact through Regional Reach, an employee-led program dedicated to creating social change and goodwill through community service, charitable giving, and diversity, equity, and inclusion initiatives. We partnered with a number of charitable organizations, including the American Heart Association, the Hope Center for Children, Harvest Hope, and Meals on Wheels, to provide resources and support to these worthy programs. In addition, we have partnered with Jump Start – Financial Smarts for Students, United Way, and Junior Achievement to provide financial education and literacy support to youth and those in need of financial support.

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For more information on our environmental, social, and governance efforts, you may visit our Corporate Responsibility page at www.regionalfinance.com/corporate-responsibility/. The information accessible through our Corporate Responsibility page is not incorporated by reference into and is not part of this Proxy Statement.

We are pleased with our strong operating and financial results in 2022, and we believe that the compensation paid to our named executive officers (or our “NEOs”) for 2022 appropriately reflects and rewards their contributions to our performance.

Compensation Program Highlights in 2022

Consistent with prior years, our 2022 annual meeting of stockholders (the “2022 Annual Meeting”) included a proposal that provided our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. We were pleased to report substantial stockholder approval of our NEOs’ compensation, with over 94% of voted shares having been voted in favor of approval. The Compensation Committee considered this strong support in making compensation decisions after the 2022 Annual Meeting.

As in all previous years, our Compensation Committee carefully reviewed our executive compensation program to ensure that its design continued to achieve our intended objectives and reflect executive compensation “best practices.” In 2022, our Compensation Committee, in consultation with our independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), conducted a review of the design of our long-term incentive program. Based on this review, the Compensation Committee determined to adopt a new, simplified long-term incentive program for our executive officers. Similar to the 2021 long-term incentive program, the design of the 2022 program is intended to directly align the interests of our executive officers with those of our stockholders, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to aid in our recruitment and retention of key executive talent necessary to ensure our continued success. To that end, the 2022 long-term incentive program provides for the delivery of long-term incentive awards through a combination of two award vehicles: (i) Performance Restricted Stock Units (“PRSUs”), a performance-based award with a three-year performance period; and (ii) Restricted Stock Awards (“RSAs”), a time-based award with a three-year vesting schedule. The PRSU award is the new element of our long-term incentive program, and it rewards executives for total shareholder return to stockholders through the Company’s stock price appreciation and declared dividends. The new long-term incentive program is discussed in more detail below.

With regard to the annual incentive program, the Compensation Committee determined not to make any material changes in 2022.

In the first quarter of 2022, the Compensation Committee reviewed the target total direct compensation for all NEOs. In light of our strong operating performance and the record stock price achieved in 2021, as well as each executive officer’s demonstrated leadership and maturation in his or her role, the Compensation Committee determined to increase the total direct compensation of our named executive officers through a combination of base salary increases and long-term incentive opportunity. The total direct compensation increases for our named executive officers in 2022 ranged from 3% to 21%, which reflects the strong performance and leadership demonstrated by executives and were intended to position overall target total direct compensation levels within the market median range. In making all determinations related to 2022 executive compensation, our Compensation Committee received advice from its independent compensation consultant FW Cook. The Compensation Committee did not make any adjustments to base salary or individual target annual incentive compensation for 2023, and at this time, the Compensation Committee has not yet acted to establish the parameters of our long-term incentive program for 2023.

Compensation Program Best Practices

We compensate our executive officers primarily through a mix of base salary, performance-based annual cash awards, and service- and performance-based long-term incentive awards. Consistent with our pay-for-performance philosophy, a substantial portion of our executives’ compensation is at risk and linked to the successful performance and management of our company, as measured against rigorous performance goals established by our Compensation Committee. Our 2022 executive compensation program included a number of best compensation practices, including the following:

✓	Alignment of executive pay with company performance:
o	2022 incentives are largely performance-contingent, with long-term incentive awards roughly one-half performance-contingent and annual incentive awards entirely performance-contingent
o	Performance goals are rigorous and are based almost exclusively on objective, quantitative criteria
▪

Quantitative 2022 annual incentive performance goals were largely achieved, resulting in annual bonus payments at just over 60% of target bonuses with slight variations based on the executive’s individual contributions, as described in more detail below

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▪

Our compound annual growth rates (“CAGR”) of pre-provision net income and pre-provision earnings per share between 2020 and 2022 ranked in the 75th and 81st percentiles, respectively, of our peer group, contributing to the payment of 145% of target performance-contingent restricted stock units and target cash-settled performance units under the performance-contingent awards associated with the 2020 long-term incentive program

✓	Competitive compensation and incentive program target opportunities for our executives in order to continue to align their overall compensation with the market for executive talent
✓	Variable short-term incentive payout opportunities to provide upside if performance goals are exceeded, while paying low or no bonus amounts if goals are not achieved
✓

Focus on long-term stockholder value goals through long-term incentive grants to NEOs and other key contributors, which include a significant portion that is contingent upon the achievement of absolute total shareholder return goals over a three-year period

✓	No payment of excessive perquisites to any NEO or other key employee
✓	No excise tax gross-up payments to any NEO or other key employee
✓	Double-trigger change-in-control provisions included in all employment agreements and long-term incentive award agreements
✓	Prohibition against re-pricing of equity incentive awards without stockholder approval under our 2015 Plan
✓	Stock Ownership and Retention Policy for NEOs and directors (5x base salary for CEO, 2x base salary for other NEOs, and 5x annual cash retainer for directors)
✓	Compensation Recoupment Policy, or “clawback policy,” for NEOs and other key employees
✓	Prohibition against hedging and pledging, as set forth in our Code of Ethics and our Stock Ownership and Retention Policy
✓	Compensation program overseen by an independent Compensation Committee with input from an independent compensation consultant

Aligning Pay with Performance

We believe that a substantial portion of our executive officers’ compensation should be tied to their performance and the short- and long-term financial and operating results of our company. We originally developed our long-term incentive program in 2014 in consultation with our independent compensation consultant at the time, and we developed the 2022 long-term incentive program in consultation with our current independent compensation consultant FW Cook. We believe that the evolution of our long-term incentive program since 2014 has been critical to our ability to link our executives’ pay with the performance of our company, align our executives’ interests with those of our stockholders, and remain competitive in the marketplace for executive talent.

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Our executive compensation program embodies our pay-for-performance philosophy and closely ties the interests of our key executives to those of our stockholders. We heavily weight our executive officers’ compensation in performance-based short- and long-term incentive awards that are designed to reward exceptional performance. The following table describes the program design for each element of our incentive-based pay in 2022.

Pay Elements	Program Design
Annual Incentive Program

•  Consists entirely of performance-based cash awards:

o  Metrics include net income from operations, average finance receivables, net credit losses as a percentage of average finance receivables, return on assets, total general and administrative expense as a percentage of total revenue, and an analysis by our Compensation Committee of our executives’ execution against short-term strategic objectives

•  Motivates our executives and brings total cash opportunities to competitive levels

•  Upside opportunity for high performance, but with a challenging threshold

Long-Term Incentive Program

•  Consists of performance restricted stock units (“PRSUs”) and restricted stock awards (“RSAs”):

o  Vesting of PRSUs is based on total return to stockholders through the Company’s stock price appreciation and declared dividends with absolute cumulative total shareholder return over a three-year performance period as the sole performance metric

o  Roughly one-half of grant date fair value is in the form of performance awards

o  RSAs vest in three equal annual installments, subject to continued employment

•  Provides strong incentive to meet or exceed long-term financial and strategic goals that align with long-term stockholder interests, and is utilized to attract, retain, and motivate executive talent

The compensation packages of our Chief Executive Officer and our other NEOs are closely aligned with performance. For 2022, the majority of compensation was variable and performance-based:

Note: The Other NEO target pay mix set forth above is the average for Ms. Rana and Messrs. Schachtel, Fisher, and Parmar. The presentation excludes perquisites, which are an immaterial component of our executives’ compensation.

Results of Short- and Long-Term Incentive Programs

Our annual incentive program provides our executives with the opportunity to earn performance-based annual cash awards pursuant to our Annual Incentive Plan (as amended and restated, the “Annual Incentive Plan”). The achievement and payment of annual cash awards in 2022 was tied directly to our financial and operational performance, based primarily (85%) on clearly defined, objective performance measures and, to a lesser extent (15%), on our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives. For 2022, our executive officers were paid between 60.6% and 61.4% of

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their target annual bonuses under our Annual Incentive Plan as a result of our strong financial and operating results, as well as the management team’s successful navigation of the challenging macroeconomic environment, significant improvements made to our technology infrastructure, continued strong execution on funding initiatives, advancements in our diversity, equity, and inclusion programs, maintenance of strong internal controls, and progress on our digital initiatives.

In 2020, our long-term incentive program provided for the delivery of long-term incentive awards through a combination of four award vehicles: (i) non-qualified stock options, (ii) restricted stock awards, (iii) performance-contingent restricted stock units (“RSUs”), and (iv) cash-settled performance units. Vesting of each of the performance-contingent awards was subject to, among other things, the achievement of performance objectives over a three-year performance period that began on January 1, 2020 and ended on December 31, 2022. Vesting of the performance-contingent RSUs and cash-settled performance units granted in 2020 was based primarily (90%) on our CAGRs of pre-provision net income (in the case of the performance-contingent RSUs) and pre-provision basic earnings per share (in the case of the cash-settled performance units) compared to our peer group over the three-year performance period, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. In April 2023, as described in greater detail later in this Proxy Statement, based upon results achieved during the performance period, our Compensation Committee determined that Messrs. Beck, Schachtel, Fisher, and Parmar earned 145% of their target performance-contingent RSUs and cash-settled performance units, reflecting top quartile performance as compared to our peer group for the three-year period.

Stockholder Outreach and Engagement

Stockholder outreach is a central feature of our investor relations philosophy. We provide numerous opportunities for current and prospective stockholders to gain access to our management team through attendance at investor conferences, one-on-one in-person meetings, and telephone calls. Through these interactions, we are able to educate current and prospective investors about our company, learn about concerns of stockholders, and provide investors with a better understanding of our business model and philosophy. We also receive valuable feedback from investors on topics including strategy, corporate governance, and compensation, which the Board and management take into consideration in making future business and compensation decisions.

Since our 2022 Annual Meeting, we reached out to institutional investors owning more than 67% of our outstanding common stock (as of September 30, 2022), specifically for the purpose of receiving their feedback regarding executive compensation practices and corporate governance matters. Based on the feedback received, we have made and expect to continue to make certain changes to our compensation and corporate governance practices and disclosures. For example, in the past, certain investors requested that we increase the percentage of independent directors on our Board and improve the gender diversity of our Board. In response, in 2018, we added two new independent directors and adopted a Board Diversity Policy (see “Board of Directors and Corporate Governance Matters – Board Diversity”). Independent directors now hold 78% of our Board seats, 44% of the current Board is racially or ethnically diverse, and we have added two female directors since 2018.

We expect to continue our stockholder outreach, including by making ourselves available to hear stockholder feedback regarding executive compensation and corporate governance practices.

Compensation Objectives and Approaches

Compensation Program Objectives

The primary objectives of our executive compensation program are to attract and retain talented executives to effectively manage and lead our company and to create long-term stockholder value. The compensation packages for our executive officers for 2022 generally included a base salary, performance-based annual cash awards, service- and performance-based long-term incentive awards, and other benefits. Our current compensation program for our executive officers has been designed based on our view that each component of executive compensation should be set at levels that attract and retain skilled executives, within reasonable parameters, and that are fair and equitable in light of market practices.

Base salaries are intended to provide a minimum, fixed level of cash compensation sufficient to attract and retain an effective management team when considered in combination with other components of our executive compensation program. The base salary element is meant to provide our executive officers with a stable income stream that is commensurate with their responsibilities and to compensate them for services rendered during the fiscal year.

Consistent with our pay-for-performance strategy, our performance-based Annual Incentive Plan is customized to achieve specific objectives, reward increased levels of operational success, and place emphasis on appropriate levels of performance measurement. The key goals addressed by our Annual Incentive Plan include (1) achievement of short-term financial and operational objectives, (2) increased stockholder value, (3) motivation and attraction of key management talent, (4) rewarding key contributors for performance against established criteria, and (5) focusing on our pay-for-performance compensation strategy.

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Our long-term incentive program, which for 2022 included PRSUs and RSAs, operates in tandem with our annual incentive program and is consistent with our pay-for-performance strategy. These long-term incentives generally are intended to create (1) a strong sense of ownership, (2) focus on achievement of long-term, strategic business objectives, (3) an enhanced linkage between the interests of our executives and stockholders, (4) an enhanced relationship between pay and performance, and (5) an incentive to attract and retain superior employees. Long-term incentive program awards are issued under our 2015 Plan.

The discussion below includes a review of our compensation program for 2022. Our NEOs for 2022 were:

Robert W. Beck	President and Chief Executive Officer
Harpreet Rana	Executive Vice President and Chief Financial Officer
John D. Schachtel	Executive Vice President and Chief Operating Officer
Brian J. Fisher	Executive Vice President and Chief Strategy and Development Officer
Manish Parmar	Executive Vice President and Chief Credit Risk Officer

Compensation Determination Process

The Compensation Committee reviews and approves the compensation determinations for all of our executive officers, taking into consideration the recommendations of our Chief Executive Officer for executive officers other than himself. In setting an executive officer’s compensation package and the relative allocation among different types of compensation, we consider the nature of the position, the scope of associated responsibilities, and the individual’s prior experience and skills, as well as the compensation of our existing executive officers and our general impressions of prevailing conditions in the market for executive talent.

Engagement and Use of an Independent Compensation Consultant

The Compensation Committee has the authority to hire outside advisors and experts, including compensation consultants, to assist it with director and executive officer compensation determinations. Since 2014, the Compensation Committee has partnered with an independent compensation consultant to provide guidance related to our executive compensation program, and in early 2021, the Compensation Committee engaged FW Cook as our current independent compensation consultant. We utilize FW Cook to better ensure that our compensation practices are appropriate for our industry, to review and to make recommendations with respect to executive officer and director cash and equity compensation, and to update our peer group, in each case for the Compensation Committee’s use in setting compensation.

FW Cook’s recommendations to the Compensation Committee have generally been in the form of suggested compensation ranges or descriptions of policies that FW Cook currently considers “best practice” in our industry and for publicly-traded companies. The Compensation Committee uses FW Cook’s reports to further its understanding of executive officer cash and equity compensation practices in the market.

During 2022, FW Cook worked only for the Compensation Committee and performed no additional services for the Company or any of our executive officers. The Compensation Committee Chair approved all work performed by FW Cook. During 2022, the Compensation Committee and the Company did not use the services of any other compensation consultant.

Our Compensation Committee assessed the independence of FW Cook, taking into account the factors set forth in NYSE rules, among other things. Our Compensation Committee has concluded that no conflict of interest exists with respect to the work FW Cook performed or performs, as applicable, for our Compensation Committee and FW Cook is independent under NYSE rules.

Establishment and Use of a Peer Group

We generally monitor compensation practices in the markets where we compete for executive talent to obtain an overview of market practices and to ensure that we make informed decisions on executive pay packages. For 2022 compensation decisions, we reviewed the compensation awarded by a peer group of publicly-traded companies. In addition, as described in greater detail below, the vesting of certain of our executives’ long-term incentive awards is determined based upon our financial performance compared to the financial performance of our peer group over a three-year performance period.

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At the outset of 2022, based upon prior peer group reviews conducted with the assistance of FW Cook, our peer group consisted of the following companies:

•America’s Car-Mart, Inc. •Consumer Portfolio Services, Inc. •Credit Acceptance Corp. •CURO Group Holdings Corp. •ECN Capital Corp. •Elevate Credit, Inc.	•Enova International, Inc. •EZCORP, Inc. •Goeasy Ltd. •Green Dot Corporation •LendingClub Corporation •Marlin Business Services Corp.	•Medallion Financial Corp. •Nicholas Financial, Inc. •OneMain Holdings, Inc. •Oportun Financial Corp. •World Acceptance Corporation

As of the time that the Compensation Committee approved our 2022 peer group, we were in the 2nd quartile of the peer group based on revenue and market capitalization, and we were in the 3rd quartile of the peer group based on net income.

In the fourth quarter of 2022, with assistance from FW Cook, we updated our peer group using a scorecard-based approach that involved applying several filters (e.g., similar in size, similar in industry classification, strong financial health, presence of overlapping peers, and identification as a peer by a proxy advisory firm) and selecting the most qualified peer companies from a broader list of candidates. Based on the evaluation, our Compensation Committee determined to remove two companies from our peer group: (i) Marlin Business Services Corp. (due to the fact that the company went private in January 2022); and (ii) Nicholas Financial, Inc. (due to its small size). The Compensation Committee also determined to add LendingTree, Inc. to our peer group because certain proxy advisory firms have identified that company as a peer of Regional, it is a prevalent peer of the Company’s current peer companies, and it is in a similar industry. As a result, our new peer group for 2023 consists of the following companies:

•America’s Car-Mart, Inc. •Consumer Portfolio Services, Inc. •Credit Acceptance Corp. •CURO Group Holdings Corp. •ECN Capital Corp. •Elevate Credit, Inc.	•Enova International, Inc. •EZCORP, Inc. •Goeasy Ltd. •Green Dot Corporation •LendingClub Corporation •LendingTree, Inc.	•Medallion Financial Corp. •OneMain Holdings, Inc. •Oportun Financial Corp. •World Acceptance Corporation

As of the time that the Compensation Committee approved our new peer group, we were in the 1st quartile of the peer group based on revenue, in the 2nd quartile of the peer group based on market capitalization, and in the 3rd quartile of the peer group based on net income.

These peer companies are largely within the consumer finance or specialty finance industries, are similar in size and/or scope to Regional, and/or are companies that Regional competes against for products, services, and human capital. Some companies included in our peer group will meet some, but not all, of these criteria. For example, OneMain Holdings, Inc. (doing business as OneMain Financial) is larger than us, but it competes directly with us in the consumer finance industry both for customers and for human capital. As a result, despite being a larger company, we believe it is important to include OneMain in our peer group to ensure that we maintain awareness of our direct competition, which will assist in our efforts to retain talented executives and other employees. However, in setting compensation levels for our executive officers, as noted below, our Compensation Committee remains cognizant that OneMain and certain other of our peer companies are larger than us.

Consistent with our compensation objectives of attracting and retaining top executive talent, we believe that the base salaries and performance-based short- and long-term incentive compensation of our executive officers should be set at levels which are competitive with our peer group companies of comparable size, although we do not target any specific pay percentile for our executive officers. The peer group is used more as a general guide, being mindful of the following:

•	Appropriate base salaries for our executive officers should generally be in line with those paid by peer group companies of comparable size.
•

Performance-based short- and long-term incentive awards should reward exceptional performance, which can result in overall compensation that can exceed those of peer group companies of comparable size.

•

Actual total compensation for executive officers may approach the higher end of the compensation at such peer group companies of comparable size, but only if high levels of short- and long-term performance are achieved.

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Elements of Compensation

Each executive officer is eligible to receive a balance of variable and fixed compensation. The following table describes the various forms of compensation used in 2022:

Pay Elements	Component(s)	Rationale for Form of Compensation
Base Salary	• Cash	• To attract and retain executive talent • To provide a fixed base of compensation generally aligned to peer group levels
Short-Term Incentive	• Performance-based annual cash bonus

•  To drive the achievement of key business results on an annual basis

•  To recognize individual executives based on their specific and measurable contributions

•  To structure a meaningful amount of at-risk, performance-based annual compensation

Long-Term Incentive	• Performance-based long-term incentives: o PRSUs • Service-based long-term incentives: o RSAs

•  To drive the sustainable achievement of key long-term business results

•  To align the interests of executives with stockholders

•  To structure a meaningful amount of at-risk, performance-based long-term compensation

•  To attract, retain, and motivate executive talent

Base Salary

Annual base salaries are established on the basis of market conditions at the time we hire an executive, as well as by taking into account the particular executive’s level of qualifications, experience, duties, and responsibilities. The Compensation Committee reviews the base salaries of our executive officers annually, and any subsequent modifications to annual base salaries are made in consideration of the appropriateness of each executive officer’s compensation, both individually and relative to the other executive officers, the individual performance of each executive officer, changes in duties and responsibilities, and any significant changes in market conditions. We do not apply specific formulas to determine increases.

The Compensation Committee approved NEO annual base salaries adjustments from 2021 to 2022 as described in the following table. Annual base salaries are pro-rated for any partial year.

Name	2021 Base Salary	2022 Base Salary	% Increase in Base Salary
Robert W. Beck	$640,000	$660,000	3.1%
Harpreet Rana	$400,000	$420,000	5.0%
John D. Schachtel	$428,000	$441,000	3.0%
Brian J. Fisher	$400,000	$412,000	3.0%
Manish Parmar	$352,000	$363,000	3.1%

In December 2021, following a total compensation analysis conducted by FW Cook, the Compensation Committee increased each executive officer’s base salary, effective January 1, 2022, in order to reflect the growth of the Company and strong executive performance and leadership, better align their base salaries with those paid by peer companies, and to bring executive total direct compensation toward the median of our peer group. Following these increases in 2022, our executive officers’ base salaries ranged between the 28th and 64th percentile relative to comparable executive officers at peer companies. The Compensation Committee did not make any increases to NEO base salaries for 2023.

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Our Compensation Committee believes that it has set base salaries at appropriate levels to attract and retain effective executives and that base salaries, when combined with short- and long-term incentives, are an important component of a holistic compensation approach.

Performance-Based Annual Cash Awards

Our executive officers are eligible for performance-based annual cash awards linked to performance targets set by our Compensation Committee. Our annual incentive program is designed to drive achievement of annual corporate goals, including key financial and operating results and strategic goals that create long-term stockholder value.

Components of Annual Incentive Program

The awards for 2022 were based primarily (85%) on our performance with respect to the metrics in the following table. The metrics in the table below drive the overall performance of our business from year to year and are balanced elements of our historical financial success.

Performance Metric	What It Measures	Rationale for Metric
Net Income from Operations	Profitability

•  Measures the effectiveness of our management team’s execution of our strategic and operational plans

•  Reflects business variables and factors that are within management’s control or are influenced by decisions made by executives

Return on Assets	Efficiency of Profitability	• Measures the effectiveness of our management team’s utilization of assets to generate earnings • Holds management accountable for growing the loan portfolio in a controlled and profitable manner
Average Finance Receivables	Loan Portfolio Growth	• Measures our ability to grow our business
Net Credit Losses as a Percentage of Average Finance Receivables	Loan Portfolio Control

•  Measures the control our management team exerts on our loan portfolio

•  Ultimately a measure of the quality of underwriting policies and decisions and the effectiveness of collection efforts

•  When combined with our average finance receivables measure, balances attractive growth with effective portfolio control

Total General and Administrative Expense as a Percentage of Total Revenue	Expense Control	• Measures the effectiveness with which our management team utilizes our corporate resources and minimizes our corporate expenses

The remaining 15% of the 2022 annual incentive awards was based on our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives, which are consistent with our Board-approved financial and business plans for the Company. In light of ongoing, significant strategic projects and initiatives, our Compensation Committee believes that it is important to appropriately incentivize the achievement of strategic objectives (which often cannot be measured quantitatively) by linking their achievement (and the quality thereof) to our executives’ compensation.

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2022 Annual Incentive Program Performance Targets, Results, and Payouts

For 2022, the following table provides detail regarding the threshold, target, and maximum levels of performance set by the Compensation Committee for each performance metric, the weighting applied to each metric, our actual annual performance pursuant to each metric, and the percentage payout for each metric and in total. For 2022, the Compensation Committee decided to meaningfully increase the required levels of performance under the annual incentive program in order for bonuses to be earned, resulting in rigorous performance thresholds. For example, the target performance requirement for net income from operations increased more than 64% from 2021 to 2022, and the target return on assets metric increased from 3.71% to 4.50%. For each metric, as in prior years, a threshold level of performance must have been exceeded in order to earn any award, and each executive is eligible to earn up to 150% of his or her target award based upon the achievement of the performance goals established by the Compensation Committee. In calculating actual performance for each metric in the 2022 annual incentive program, the Compensation Committee adjusted for the impacts of a $27.1 million non-performing loan sale which occurred in the fourth quarter of 2022, which would have likely been written off in early 2023. As a result of the loan sale, net income was negatively impacted by $2.7 million primarily due to revenue reversals of $2.2 million and an increase to provision for credit losses of $1.3 million. The loan sale resulted in additional net credit losses of $13.1 million and a reduction to the allowance for credit losses of $11.8 million.  Adjusting for these impacts increased the 2022 annual incentive program payout by only 1.9%. The 2023 annual incentive program performance targets are likewise adjusted to account for this timing issue.

Performance Metric	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Percentage Weight	Percentage Payout
Net Income from Operations	$49,602,434	$70,860,620	$85,032,744	$53,879,468	25.0%	15.0%
Return on Assets	3.80%	4.50%	5.20%	3.45%	20.0%	—
Average Finance Receivables	$1,363,354,200	$1,514,838,000	$1,666,321,800	$1,532,052,096	15.0%	15.8%
Net Credit Losses	9.80%	8.54%	7.30%	9.96%	15.0%	—
G&A Expense Percentage (Revenue)	48.30%	44.89%	41.50%	43.69%	10.0%	11.8%
Qualitative Performance Component	N/A	N/A	N/A	N/A	15.0%	*See below
Total					100.0%	*See below

*Qualitative Performance Percentage based on individual performance, as set forth below.

Name	Individual Qualitative Performance % Achievement
Robert W. Beck	125%
Harpreet Rana	125%
John D. Schachtel	120%
Brian J. Fisher	120%
Manish Parmar	125%

As described above, 15% of the total annual incentive program award opportunity is linked to our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives. For 2022, our Compensation Committee elected to pay 125% of this award opportunity to Ms. Rana and Messrs. Beck and Parmar and 120% of this award opportunity to Messrs. Schachtel and Fisher. The qualitative performance percentage was based on, among other things, the achievement of the following strategic objectives:

•	The management team’s successful navigation of challenging macroeconomic events, including rising interest rates and inflationary pressure;
•	Significant improvements made to our technology infrastructure;
•	Continued strong execution on funding initiatives;
•	Advancements in our diversity, equity, and inclusion programs;
•	Maintenance of strong internal controls; and
•	Progress on our digital initiatives.

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Target annual incentive levels and actual performance-based annual cash awards for each of our NEOs for 2022 are detailed below, based upon the 61.4% (for Ms. Rana and Messrs. Beck and Parmar) and 60.6% (for Messrs. Schachtel and Fisher) performance achievement detailed above.

Name	2022 Eligible Base Salary	2022 Target Award as % of Salary	Target Award	Actual Award
Robert W. Beck	$660,000	150%	$990,000	$607,860
Harpreet Rana	$420,000	100%	$420,000	$257,880
John D. Schachtel	$441,000	100%	$441,000	$267,246
Brian J. Fisher	$412,000	100%	$412,000	$249,672
Manish Parmar	$363,000	100%	$363,000	$222,882

The target award percentages described above were determined by the Compensation Committee and are calibrated so that the total compensation opportunity for each executive officer is commensurate with that executive’s role and responsibilities with us. If an executive voluntarily terminates his or her employment during the performance year, he or she generally is ineligible to receive payment of a performance-based annual cash award.

Annual Incentive Program Opportunities in 2023

In February 2023, our Compensation Committee determined that the 2023 annual incentive program should be adjusted in the following ways:

•

In order to remove the link between provisioning for credit losses and pay, which can create volatility and incentivize behavior that is inconsistent with the Company’s best interest, the Compensation Committee determined to replace net income from operations and return on assets with pre-provision net income from operations and pre-provision return on assets, respectively.

•

The percentage weight of the financial performance metrics has been adjusted to provide equal weighting at 15% for each of the following metrics: (i) pre-provision net income from operations; (ii) pre-provision return on assets; (iii) average finance receivables; (iv) net credit losses; and (v) general and administrative expense. The qualitative component of the annual incentive program was increased to 25% in order to focus executive officers on the successful execution of strategic priorities that drive stockholder value and may not be fully reflected in current year financial results, including but not limited to the following goals: (i) drive positive change in the organization; (ii) demonstrate proactive leadership; (iii) instill a culture of compliance and maintenance of internal controls; (iv) develop and retain talent; and (v) promote diversity, equity, and inclusion.

Target 2023 incentive levels for each of our NEOs, as established by our Compensation Committee, are described in the table below. The Compensation Committee did not increase target award opportunities for 2023.

Name	2023 Base Salary	2023 Target Award as % of Salary	2023 Target Award
Robert W. Beck	$660,000	150%	$990,000
Harpreet Rana	$420,000	100%	$420,000
John D. Schachtel	$441,000	100%	$441,000
Brian J. Fisher	$412,000	100%	$412,000
Manish Parmar	$363,000	100%	$363,000

Our Compensation Committee’s goal is to implement a short-term incentive program that is effective in motivating our executives to achieve short-term financial and operational objectives, in furtherance of our pay-for-performance compensation strategy and our long-term strategic plans.

Long-Term Incentive Awards

Our long-term incentive award grants are intended to directly align the interests of our executive officers with those of our stockholders, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to aid in our recruitment and retention of key executive talent necessary to ensure our continued success.

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Components of 2022 Long-Term Incentive Program

In 2022, our Compensation Committee, in consultation with FW Cook, conducted a review of the design of our long-term incentive program. Based on this review, the Compensation Committee determined to adopt a new, simplified long-term incentive program for our executive officers. The design of the 2022 program is intended to directly align the interests of our executive officers with those of our stockholders, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to aid in our recruitment and retention of key executive talent necessary to ensure our continued success.

In 2022, our long-term incentive program provided for the delivery of long-term incentive awards through a combination of the following two award vehicles:

LTI Vehicle	Performance Period	Weighting
Performance Restricted Stock Units	A three-year performance period beginning February 17, 2022 and ending December 31, 2024	Approximately one-half of total target award
Restricted Stock Awards	N/A – Shares vest in three equal annual installments beginning on December 31st of the grant year, subject to continued employment	Approximately one-half of total target award

The PRSU award is the new element of our long-term incentive program, and it is the performance-contingent award which replaced the performance-contingent restricted stock unit award and the cash-settled performance units in the 2021 long-term incentive program. The PRSU award rewards executives for total shareholder return as measured by the Company’s stock price appreciation and declared dividends. We use absolute cumulative total shareholder return as the sole performance metric for the award because the Compensation Committee believes it is the ultimate measure of the Company’s achievement for its stockholders over the long term. The PRSUs have both upside potential and downside risk based on positive or negative cumulative total shareholder return performance. Vesting of the PRSU award occurs at the end of the performance period, which is December 31, 2024 for the 2022 awards, and vested PRSUs are subject to an additional one-year holding period following the vesting date. Vesting is dependent upon meeting a three-year threshold level of absolute cumulative total shareholder return, and participants are eligible to earn up to 150% of their target award. To earn the target award at the end of the three-year performance period, our stock price (calculated based on the 20-day trading average through the vesting date) plus the value of reinvested dividends paid (“Dividend-Adjusted Ending Price”) must increase by 15% from the 20-day trading average stock price through the grant date. No PRSUs will be earned by executive officers if the cumulative total shareholder return at the end of the three-year performance period is below the threshold performance level, and executive officers cannot earn more than 150% of the number of units granted if performance exceeds the maximum performance level. The following table reflects potential performance and payout percentages. Performance between these points will be linearly interpolated.

	Performance		Payout
Performance Level	Dividend-Adjusted Ending Price Above Target	Absolute TSR	Shares Earned	Value Delivered(1)
Maximum	+50.0%	+72.5%	150%	259%
	+25.0%	+43.8%	125%	180%
Target	0.0%	+15.0%	100%	115%
	(13.0%)	0.0%	87%	87%
Threshold	(50.0%)	(42.5%)	50%	29%
	<(50.0%)	<(42.5%)	0%	0%

(1)	Assumes PRSUs have an accounting value equal to the share price at grant.

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Long-Term Incentive Awards in 2022

Consistent with the parameters of our long-term incentive program described above, we granted the following awards to our NEOs in 2022:

		2022 Target Grant Date Value
Name	Total	Performance RSUs	Restricted Stock
Robert W. Beck	$3,000,000	$1,500,000	$1,500,000
Harpreet Rana	$800,000	$400,000	$400,000
John D. Schachtel	$825,000	$412,500	$412,500
Brian J. Fisher	$675,000	$337,500	$337,500
Manish Parmar	$545,000	$272,500	$272,500

Note: The number of shares subject to the performance-contingent PRSU awards is determined by dividing the value of the award by the fair value of each PRSU, calculated on or as close in time as practicable to the grant date of the award using a 20-day average stock price and a Monte Carlo valuation model. The number of shares subject to the RSAs is determined by dividing the value of the award by the closing price per share of common stock on the grant date (rounded down to the nearest whole share).

In early 2022, the Compensation Committee established target long-term incentive opportunities for executive officers based on the growth of the company, demonstrated executive performance and leadership, and in order to move executive total direct compensation toward the median of our peer group. Our Compensation Committee believes that our long-term incentive program furthers our pay-for-performance objectives, creates a compelling recruitment and retention tool, appropriately focuses our executives on the achievement of long-term financial and business goals, and strengthens the alignment of our executives’ interests with those of our stockholders.

Long-Term Incentive Awards in 2023

Our Compensation Committee has not yet acted to establish all of the parameters of our long-term incentive program for 2023. Due to the recent challenges in the macroeconomic environment, including inflation, rising interest rates, and credit normalization, the Compensation Committee, in conjunction with our independent compensation consultant, is currently evaluating the overall structure of the 2023 long-term incentive program, including appropriate performance measures. It is the Compensation Committee’s goal to ensure that the 2023 structure continues to align with the overall objectives of the Company’s long-term incentive program in the wake of shifting macroeconomic events. The Compensation Committee will continue to work with FW Cook to structure the 2023 long-term incentive program to align the interests of our executive officers with those of our stockholders, to promote our pay-for-performance philosophy, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to retain executive talent in order to promote our continued success.

Our Compensation Committee continues to believe that our long-term incentive program furthers our pay-for-performance objectives, creates a compelling recruitment and retention tool, appropriately focuses our executives on the achievement of long-term financial and business goals, and strengthens the alignment of our executives’ interests with those of our stockholders.

2020 Long-Term Incentive Program Performance Results and Payouts

In May 2020, we granted our then-current executive officers long-term incentive awards pursuant to the program described above in “Compensation Discussion and Analysis – Executive Summary of Compensation Programs – Results of Short- and Long-Term Incentive Programs.” Messrs. Beck, Schachtel, Fisher, and Parmar participated in the 2020 long-term incentive program. The three-year performance period established under the 2020 long-term incentive program ended on December 31, 2022. Our CAGRs of pre-provision net income and pre-provision earnings per share compared to our peer group over the performance period were as follows:

Performance Measure	Performance at 25th Percentile of Peer Group	Performance at 50th Percentile of Peer Group	Performance at 75th Percentile of Peer Group	Performance of Regional
CAGR of Pre-Provision Net Income	(17.6%)	(7.9)%	11.7%	11.7%
CAGR of Pre-Provision Basic EPS	(16.5%)	0.3%	13.2%	19.6%

Our performance at the above levels resulted in the vesting of 150% of the objective criteria units associated with the performance-contingent RSU awards and 150% of the objective criteria units associated with the cash-settled performance unit awards. In calculating the performance of peer companies, the Compensation Committee excluded discontinued operations,

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removed one peer company (LendingClub Corporation) due to a material change in its business through a bank acquisition, removed three peer companies (On Deck Capital, Inc., JMP Group LLC, and Marlin Business Services Corp.) because they were acquired by or merged with another company not in the Company’s peer group in October 2020, November 2021, and January 2022, respectively, and used the last four quarters of actual data available for one peer company that merged with a company not in the Company’s peer group in November 2022 (Elevate Credit, Inc.), in each case as disclosed by the peer companies in their public filings.

For Messrs. Beck, Schachtel, Fisher, and Parmar, our Compensation Committee elected to pay 100% of the qualitative criteria units in recognition of achievements during the three-year performance period, including the continued customization of the loan origination and servicing platform, including for electronic payments and the online customer portal; material improvements in our liquidity profile; the return of capital to our stockholders, including through a recurring dividend program; the expansion of our branch footprint to new states; improvements to our compliance management system and enterprise risk management; the introduction of several talent development initiatives, including company-wide district training branches; the development and launch of the Company’s first ESG website; and those 2022 achievements outlined in “Performance-Based Annual Cash Awards — 2022 Annual Incentive Program Performance Targets, Results, and Payouts” above.

Based upon the above results, in April 2023, our Compensation Committee determined that Messrs. Beck, Schachtel, Fisher, and Parmar vested in and earned 145% of their total target performance-contingent RSUs and cash-settled performance units under the 2020 long-term incentive program. Since the development of our performance-based long-term incentive program in 2014, the Compensation Committee believes that the results have been appropriately punitive during times of poor performance and appropriately rewarding during times of strong performance. The following table provides information regarding the percentage of the target performance-contingent RSUs and cash-settled performance units vested under our long-term incentive programs since 2014 for our NEOs:

Long-Term Incentive Program Award Component	2014 Grant Year	2015 Grant Year	2016 Grant Year	2017 Grant Year	2018 Grant Year	2019 Grant Year	2020 Grant Year	Average Since Program Inception
Performance-Contingent RSUs	0.0%	0.0%	116.5%	96.6%	105.6%	95.6%	145.0%	79.9%
Cash-Settled Performance Units	0.0%	0.0%	116.5%	126.6%	105.6%	114.5%	145.0%	86.9%

Note: The table presents weighted-average results for each grant year based on each executive’s target and earned award values.

Our Compensation Committee believes that vesting at these levels appropriately reflects our operational and financial results over the relevant periods, validates our pay-for-performance strategy, and is supported by our total shareholder return.

Perquisites

We also provide various other limited perquisites and other personal benefits to our executive officers that are intended to be part of a competitive compensation program. For 2022, these benefits included:

•	Payment of travel expenses on behalf of Ms. Rana and Mr. Schachtel for travel to and from their out-of-state personal residences;
•	Mobile phone allowance payments to Ms. Rana and Messrs. Beck, Schachtel, and Parmar; and
•

Payment of supplemental long-term disability premiums, which is intended, in part, to insure against our severance obligations in the event of a disability termination event under an executive’s employment agreement.

We also offer our executive officers benefits that are generally available to all of our employees, including 401(k) plan matching contributions, health insurance, disability insurance, dental insurance, vision insurance, life insurance, paid time off, and the reimbursement of qualified business expenses. The Compensation Committee believes that these benefits are comparable to those offered by other companies that compete with us for executive talent and are consistent with our overall compensation program. Perquisites are not a material part of our compensation program.

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Other Compensation Policies, Practices, and Matters

Stock Ownership and Retention Policy

The Compensation Committee believes that significant ownership of common stock by our executives and directors directly aligns their interests with those of our stockholders and also helps to balance the incentives for risk-taking inherent in equity-based awards made to executives. Under our Stock Ownership and Retention Policy, executives and directors are subject to the following ownership guidelines:

Covered Person	Ownership Guideline
Chief Executive Officer	5x annual base salary
Other covered employees (including NEOs)	2x annual base salary
Directors	5x annual cash retainer

Persons covered by the policy are expected to utilize grants under equity compensation plans to reach the levels of ownership expected by the policy. For purposes of determining whether an individual covered by the policy has satisfied the stock ownership requirements of the policy, eligible equity includes shares of our common stock: (i) owned by the covered individual (including but not limited to stock purchased on the open market), (ii) owned jointly with the covered individual’s spouse and/or dependent children, (iii) owned by the covered individual’s spouse and/or dependent children, (iv) held by a covered individual in a 401(k) plan, if any, (v) purchased under an employee stock purchase plan maintained by the Company, if any, (vi) held in individual brokerage accounts or other custodial accounts or in trust for the benefit of the covered individual or the covered individual’s spouse and/or dependent children, whether acquired through open market purchase or otherwise, (vii) underlying time-based restricted stock, restricted stock units, or similar awards (whether vested or unvested), (viii) subject to vested/earned performance shares, performance units, other performance awards, other stock-based awards, or similar vested/earned awards, and (ix) received upon the exercise of stock options or stock appreciation rights (“SARs”).  Eligible equity does not include shares of our common stock: (i) subject to options or SARs or (ii) subject to unvested/unearned performance shares, performance units, or similar awards.

The policy also incorporates a retention element requiring such persons to retain 50% of the net shares resulting from the vesting or exercise of equity awards for a minimum of 12 months following the applicable vesting or earning date and until the applicable stock ownership guidelines are met. As of December 31, 2022, all directors and covered employees were in compliance with our stock ownership guidelines.

Clawback Policy

We have also adopted a Compensation Recoupment Policy, or “clawback policy.” Under the clawback policy, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, any other person who is an executive officer, and such other persons as may be determined by the Board or the Compensation Committee, may be required to return to us and/or forfeit all or a portion of any cash-based incentive compensation and/or equity-based incentive compensation received by such covered person.

Such a return or forfeit is required, unless the Compensation Committee determines otherwise, if (i) compensation is received based on financial statements that are subsequently restated in a way that would decrease the amount of the award to which such person was entitled, (ii) such compensation was received by the covered person and the Compensation Committee determines that such person has violated a non-competition, non-solicitation, confidentiality, or other restrictive covenant applicable to such person, or (iii) recoupment is otherwise required under applicable law.

In 2022, the SEC adopted final rules implementing the incentive-based compensation recovery provisions of The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).  The Company intends to timely review and revise its current clawback policy and/or adopt a new clawback policy to reflect the new requirements.

Prohibition Against Hedging and Pledging

As stated in our Code of Business Conduct and Ethics, directors, officers, employees, and their designees may not engage in activities that are designed to profit from trading activity or hedge against decreases in the value of our securities. This includes holding securities in a margin account or pledging securities as collateral for a loan or other obligation and purchasing any financial instrument or contract, including prepaid variable forward contracts, equity swaps, collars, and exchange traded funds, which is designed to hedge or offset any risk of decrease in the market value of our common stock. These prohibitions apply regardless of

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whether the equity securities have been granted to the directors, executive officers, or other employees as part of their compensation or are held, directly or indirectly, by such persons or their designees.

In addition, pursuant to our Stock Ownership and Retention Policy, shares subject to the retention requirements of the policy may not be pledged, hypothecated, or made subject to execution, attachment, or similar process.

No Excise Tax Gross-Ups

We did not provide any of our executive officers with a “gross-up” or other reimbursement payment for any tax liability that may be owed as a result of the application of Code Sections 280G, 4999, or 409A during 2022, and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other reimbursement.

Deductibility of Executive Compensation

Code Section 162(m) generally limits our ability to deduct for tax purposes compensation over $1,000,000 to our principal executive officer, principal financial officer, or any one of our other three highest paid executive officers. However, in the case of tax years commencing before 2018, Code Section 162(m) exempted qualifying performance-based compensation from the deduction limit if certain requirements were met. Code Section 162(m) was amended in December 2017 by the Tax Cuts and Jobs Act to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain “grandfathered” arrangements entered into prior to November 2, 2017 that are not materially modified after that date and that would otherwise have been deductible under Code Section 162(m) prior to the changes made by the Tax Cuts and Jobs Act) and to expand the group of current and former executive officers who may be covered by the deduction limit under Code Section 162(m). As a result, compensation paid to certain of our executive officers in excess of $1,000,000 will no longer be deductible (other than potentially with respect to certain “grandfathered” arrangements, as noted above). Notwithstanding the elimination of the exemption for performance-based compensation, because of the importance of linking pay and performance, and as a matter of corporate governance best practices, our executive compensation program continues to impose performance conditions on a significant portion of awards to our executive officers.

The Compensation Committee will review and consider the deductibility of executive compensation under Code Section 162(m) and may authorize certain payments that will be in excess of the $1,000,000 limitation. The Compensation Committee believes that it needs to balance the benefits of designing awards that are tax-deductible with the need to design awards that attract, retain, and reward executives responsible for our success. While mindful of the benefit to us of the full deductibility of compensation, the Compensation Committee believes that it should not be constrained by the requirements of Code Section 162(m) where those requirements may impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives, which the Compensation Committee believes aligns our executive officers’ interests with our stockholders’ interests, and thus is in the best interests of our stockholders.

Payments Upon Termination and Change-in-Control

Pursuant to the terms of the Regional Management Corp. Executive Severance and Change-in-Control Plan and certain long-term incentive award agreements, our NEOs are entitled to certain benefits upon the termination of their employment with us, the terms of which are described below under “Summary of Employment Arrangements with Named Executive Officers.”

Risk Assessment of Compensation Policies and Practices

We have assessed our compensation programs for all employees and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our company. We believe that our compensation programs reflect an appropriate mix of compensation elements and balance current and long-term performance objectives, cash and equity compensation, and risks and rewards. During 2022, the Compensation Committee reviewed our compensation policies and practices for all employees, including our NEOs, particularly as they relate to risk management practices and risk-taking incentives. As part of its review, the Compensation Committee discussed with management the ways in which risk is effectively managed or mitigated as it relates to our compensation programs and policies.

Based on this review, the Compensation Committee believes that our compensation programs do not encourage excessive risk but instead encourage behaviors that support sustainable value creation. The following features of our executive compensation program illustrate this point.

•

Compensation Committee Oversight. Our executive compensation programs are regularly reviewed and overseen by an independent Compensation Committee that retains the discretion to reduce compensation based on corporate and individual performance and other factors.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 37

•	Mix of Incentives. Our compensation programs provide an appropriate mix of short-term and long-term incentives, as well as cash and equity opportunities.
•

Mix of Performance Metrics. The performance metrics associated with our incentive programs incorporate a variety of drivers of our business over both annual and three-year time horizons. They also include a qualitative component, providing the Compensation Committee with flexibility beyond its inherent negative discretion.

•	Cap on Long-Term Incentive Awards. All long-term incentive awards have a maximum performance measure which caps the payout for any given performance-based award.
•

Strong Link to Stockholder Interests. Equity components and long-term performance metrics create a strong alignment between our executives’ interests and our stockholders’ interests. Because long-term incentives typically vest over a three-year period, our executives will always have unvested awards that could decrease in value if our business is not well-managed for the long term.

•	Review by Independent Compensation Consultant. Our executive compensation programs have been reviewed and analyzed by an independent compensation consultant.
•	Alignment with Annual Budget and Long-Term Strategic Plan. Performance metrics in our short- and long-term incentive programs are aligned with both our annual budget and our long-term strategic plan.
•

Protective Policies. We have adopted a “clawback” policy, a stock ownership and retention policy, and prohibitions against hedging and pledging, thereby creating additional protections for our company and encouraging an alignment of our executives’ and stockholders’ interests.

•

Field Incentive Plan. Our operations field incentive plan is focused on growth, control, and profit—the three primary drivers of success in our branches. This creates appropriate alignment of employee incentive opportunities with company goals.

•	Administration and Disclosure. Administrative procedures, communication, and disclosure processes closely align with “best practices.”
•	Securities Trading Policy. Officers must obtain permission from the General Counsel before the purchase or sale of any shares, even during an open trading period.

Based on the factors above, we believe that our NEOs and other employees are encouraged to manage our company in a prudent manner and that our incentive programs are not designed to encourage our NEOs or other employees to take excessive risks or risks that are inconsistent with the Company’s and our stockholders’ best interests. In addition, we have in place various controls and management processes that help mitigate the potential for incentive compensation plans to materially and adversely affect the Company.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 38

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with management. Based upon such review, the related discussions, and such other matters deemed relevant and appropriate to the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 through incorporation by reference to this Proxy Statement.

Members of the
Compensation Committee:

Steven J. Freiberg (Chair)
Maria Contreras-Sweet
Carlos Palomares

The Compensation Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the Compensation Committee report by reference therein.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 39

Executive Compensation Tables

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to our named executive officers or that was otherwise earned by our named executive officers for their services in all employment capacities during the fiscal years ended December 31, 2022, 2021, and 2020.

Name and Principal Position(1)	Year	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4) ($)	Option Awards(5) ($)	Non-Equity Incentive Plan Compensation(6) ($)	All Other Compensation(7) ($)	Total ($)
Robert W. Beck,	2022	660,000	—	2,999,974	—	1,187,860	67,843	4,915,677
President and Chief Executive Officer	2021	640,000	—	1,119,954	559,992	1,364,160	42,179	3,726,285
	2020	557,036	—	829,495	400,000	984,205	30,157	2,800,893
Harpreet Rana,	2022	420,000	—	799,913	—	257,880	26,867	1,504,660
Executive Vice President and	2021	400,000	—	166,240	—	568,400	20,877	1,155,517
Chief Financial Officer	2020	42,623	100,000	166,242	166,240	53,279	7,500	535,884
John D. Schachtel,	2022	441,000	—	824,965	—	492,902	57,052	1,815,919
Executive Vice President and	2021	428,000	—	320,996	160,499	779,863	46,055	1,735,413
Chief Operating Officer	2020	415,000	—	322,722	155,625	833,488	59,585	1,786,420
Brian J. Fisher,	2022	412,000	—	674,919	—	445,422	37,589	1,569,930
Executive Vice President and Chief	2021	400,000	—	299,964	149,996	664,252	25,699	1,539,911
Strategy and Development Officer	2020	370,164	—	279,956	134,997	577,155	21,271	1,383,543
Manish Parmar,	2022	363,000	—	544,955	—	405,038	34,590	1,347,583
Executive Vice President and	2021	352,000	—	263,942	131,990	500,192	24,879	1,273,003
Chief Credit Risk Officer	2020	330,423	250,000	477,045	125,617	413,029	171,100	1,767,214

_________

(1)

Mr. Beck, Ms. Rana, Mr. Schachtel, Mr. Fisher, and Mr. Parmar commenced employment effective as of July 22, 2019, November 23, 2020, May 30, 2017, January 14, 2013, and January 6, 2020, respectively. Mr. Beck was promoted to President and Chief Executive Officer effective March 26, 2020.

(2)	The amounts represent annual base salaries, pro-rated for any partial year of service. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Base Salary.”
(3)	For 2020, Ms. Rana and Mr. Parmar received signing bonuses awarded upon the commencement of their employment with the Company in the amounts of $100,000 and $250,000, respectively.
(4)

Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

In 2022, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted PRSUs having the following grant date fair values: Mr. Beck, $1,499,980; Ms. Rana, $399,950; Mr. Schachtel, $412,499; Mr. Fisher, $337,466, and Mr. Parmar, $272,482 (and a maximum potential value of $2,249,971; $599,925; $618,748; $506,199 and $408,723, respectively). The actual number of PRSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based primarily on meeting a threshold level of absolute cumulative total shareholder return over the three-year performance period. Vested PRSUs are then subject to an additional one-year holding period following the vesting date.

In 2022, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted RSAs having the following total grant date fair values: Mr. Beck, $1,499,994; Ms. Rana, $399,963; Mr. Schachtel, $412,466; Mr. Fisher, $337,453; and Mr. Parmar, $272,473. One-third of the shares subject to the RSA granted to each of Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar vests on each of December 31, 2022, December 31, 2023, and December 31, 2024, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement.

In 2021, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted performance-contingent RSUs having the following grant date fair values: Mr. Beck, $559,977; Ms. Rana, $166,240; Mr. Schachtel, $160,498; Mr. Fisher, $149,982, and Mr. Parmar, $131,971 (and a maximum potential value of $839,965; $249,345; $240,733; $224,958 and $197,941, respectively). The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 40

units, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2021 through December 31, 2023, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period.

In 2021, Messrs. Beck, Schachtel, Fisher, and Parmar were granted RSAs having the following total grant date fair values: Mr. Beck, $559,977; Mr. Schachtel, $160,498; Mr. Fisher, $149,982; and Mr. Parmar, $131,971. One-third of the shares subject to the RSA granted to each of Messrs. Beck, Schachtel, Fisher, and Parmar vests on each of December 31, 2021, December 31, 2022, and December 31, 2023, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement.

In 2020, Messrs. Beck, Schachtel, Fisher, and Parmar were granted performance-contingent RSUs having the following grant date fair values: Mr. Beck, $429,505; Mr. Schachtel, $167,101; Mr. Fisher, $144,960; and Mr. Parmar, $134,889 (and a maximum potential value of $599,972; $233,425; $202,497; and $188,421, respectively). At the time the award was granted, the Compensation Committee decided to calculate the number of shares subject to the RSU awards using a 25-day weighted average stock price due to the market volatility caused by the COVID-19 pandemic. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2020 through December 31, 2022, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. In April 2023, based upon results achieved during the performance period, our Compensation Committee determined that Messrs. Beck, Schachtel, Fisher, and Parmar earned 145% of their 2020 target RSUs.

In 2020, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted RSAs having the following total grant date fair values: Mr. Beck, $399,990; Ms. Rana, $166,242; Mr. Schachtel, $155,621; Mr. Fisher, $134,996; and Mr. Parmar, $342,156. One-third of the shares subject to the RSA granted to each of Messrs. Beck, Schachtel, and Fisher vests on each of December 31, 2020, December 31, 2021, and December 31, 2022, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. In 2020, Mr. Parmar was granted two RSAs. The first RSA was granted on January 6, 2020 and has a grant date fair value of $147,622. One-third of the shares subject to Mr. Parmar’s January 6, 2020 RSA vests on each of December 31, 2020, December 31, 2021, and December 31, 2022, so long as his employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. Mr. Parmar’s second RSA was granted on July 1, 2020 and has a grant date fair value of $194,534. One-fourth of the shares subject to Mr. Parmar’s July 1, 2020 RSA vests on each of December 31, 2020, December 31, 2021, December 31, 2022, and December 31, 2023, so long as his employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement. Ms. Rana’s RSA was granted on November 23, 2020 and has a grant date fair value of $166,242. One-third of the shares subject to Ms. Rana’s RSA vests on each of December 31, 2021, December 31, 2022, and December 31, 2023, so long as her employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement.

The PRSUs, performance-contingent RSUs, and RSAs are subject to further terms and conditions, including as to vesting, as set forth in an award agreement. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(5)

Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

For 2022, no option awards were granted.

For 2021, the option awards granted to Messrs. Beck, Schachtel, Fisher, and Parmar vest in three equal installments on each of December 31, 2021, 2022, and 2023.

For 2020, the option awards granted to Messrs. Beck, Schachtel, Fisher, and Parmar vest in three equal installments on each of December 31, 2020, 2021, and 2022. The option award granted to Ms. Rana vests in three equal installments on each of December 31, 2021, 2022, and 2023.

The option awards are subject to further terms and conditions, including as to vesting, as set forth in an award agreement.

(6)

For 2022, the amount for Ms. Rana represents her performance-based annual cash award earned in 2022. For Messrs. Beck, Schachtel, Fisher, and Parmar, the amounts represent performance-based annual cash awards earned in 2022 and cash-settled

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 41

performance units that were granted in 2020 and earned over a performance period of January 1, 2020 through December 31, 2022. In the case of the performance-based annual cash awards, Messrs. Beck, Schachtel, Fisher, and Parmar earned $607,860, $267,246, $249,672, and $222,882, respectively. In the case of the cash-settled performance units, Messrs. Beck, Schachtel, Fisher, and Parmar earned $580,000, $225,656, $195,750, and $182,156, respectively. We paid all such earned amounts in 2023.

For 2021, the amounts for Mr. Beck, Ms. Rana, and Mr. Parmar represent performance-based annual cash awards earned in 2021. For Messrs. Schachtel and Fisher, the amounts represent performance-based annual cash awards earned in 2021 and cash-settled performance units that were granted in 2019 and earned over a performance period of January 1, 2019 through December 31, 2021. In the case of the performance-based annual cash awards, Messrs. Schachtel and Fisher earned $608,188 and $568,400, respectively. In the case of the cash-settled performance units, Messrs. Schachtel and Fisher earned $171,675 and $95,852, respectively. We paid all such earned amounts in 2022.

For 2020, the amounts for Mr. Beck, Ms. Rana, and Mr. Parmar represent performance-based annual cash awards earned in 2020. For Messrs. Schachtel and Fisher, the amounts represent performance-based annual cash awards earned in 2020 and cash-settled performance units that were granted in 2018 and earned over a performance period of January 1, 2018 through December 31, 2020. In the case of the performance-based annual cash awards, Messrs. Schachtel and Fisher earned $518,750 and $462,705, respectively. In the case of the cash-settled performance units, Messrs. Schachtel and Fisher earned $314,738 and $114,450, respectively. We paid all such earned amounts in 2021.

For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Awards” and “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(7)

The following table provides detail regarding the amounts in the “All Other Compensation” column. In 2020, the amounts attributable to Mr. Parmar’s legal expenses and reimbursement to his former employer for relocation benefits shown below include tax reimbursements in the amount of $311 and $17,939, respectively. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Perquisites.”

Name	Year	Dividends ($)	401(k) Plan Match ($)	Travel Expense to/from Personal Residence ($)	Optional Annual Health Screening ($)	Mobile Phone Allowance ($)	Legal Expenses ($)	Relocation Benefits ($)	Reimbursement to Former Employer for Relocation Benefits ($)	Long- Term Disability Insurance Benefits ($)	Total ($)
Robert W. Beck	2022	43,507	12,200	710	—	900	—	—	—	10,526	67,843
	2021	19,153	11,600	—	—	900	—	—	—	10,526	42,179
	2020	2,311	11,400	876	—	675	10,000	—	—	4,895	30,157
Harpreet Rana	2022	7,268	12,200	3,447	—	1,875	—	—	—	2,077	26,867
	2021	1,866	11,600	5,431	—	—	—	—	—	1,980	20,877
	2020	—	—	—	—	—	7,500	—	—	—	7,500
John D. Schachtel	2022	21,716	12,200	4,022	2,686	900	—	—	—	15,528	57,052
	2021	11,781	11,600	6,247	—	900	—	—	—	15,528	46,056
	2020	981	11,400	7,727	—	900	4,750	—	—	33,827	59,585
Brian J. Fisher	2022	16,631	12,200	—	2,810	—	—	—	—	5,948	37,589
	2021	8,136	11,600	—	—	—	—	—	—	5,963	25,699
	2020	860	11,400	—	—	—	—	—	—	9,011	21,271
Manish Parmar	2022	15,560	12,200	—	—	900	—	—	—	5,930	34,590
	2021	6,449	11,600	—	—	900	—	—	—	5,930	24,879
	2020	881	11,400	—	—	900	911	104,236	52,497	274	171,099

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 42

Grants of Plan-Based Awards

The following table provides information concerning annual and long-term incentive awards granted in 2022 to each of our named executive officers pursuant to our Annual Incentive Plan and our 2015 Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock
Name	Award Type(1)	Grant Date	Threshold(2) ($)	Target ($)	Maximum ($)	Threshold(2) (#)	Target (#)	Maximum (#)	Units (#)	Awards(3) ($)
Robert W. Beck	Annual	1/1/2022	—	990,000	1,485,000
	PRSU	2/17/2022				14,403	28,807	43,210		1,499,980
	RSA	2/17/2022							28,555	1,499,994
Harpreet Rana	Annual	1/1/2022	—	420,000	630,000
	PRSU	2/17/2022				3,840	7,681	11,521		399,950
	RSA	2/17/2022							7,614	399,963
John D. Schachtel	Annual	1/1/2022	—	441,000	661,500
	PRSU	2/17/2022				3,961	7,922	11,883		412,499
	RSA	2/17/2022							7,852	412,466
Brian J. Fisher	Annual	1/1/2022	—	412,000	618,000
	PRSU	2/17/2022				3,240	6,481	9,721		337,466
	RSA	2/17/2022							6,424	337,453
Manish Parmar	Annual	1/1/2022	—	363,000	544,500
	PRSU	2/17/2022				2,616	5,233	7,849		272,482
	RSA	2/17/2022							5,187	272,473
(1)

“Annual” refers to performance-based annual cash incentive award opportunities granted under our Annual Incentive Plan. “PRSU” refers to performance restricted stock units, and “RSA” refers to restricted stock award, each granted under our 2015 Plan. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Awards” and “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(2)	The threshold number of units indicated will be earned only if a threshold level of performance is achieved.
(3)

Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 43

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning equity awards that were outstanding as of December 31, 2022, for each of our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
Robert W. Beck	21,489	—	25.35	07/22/29	6,178(3)	173,478	39,267(6)	1,102,617
	55,788	—	16.66	03/26/30	19,037(4)	534,559	18,530(7)	520,322
	35,828	17,914(2)	30.22	02/04/31			28,807(8)	808,901
Harpreet Rana	11,580	5,791(2)	28.21	11/23/30	1,965(3)	55,177	5,501(7)	154,468
					5,076(4)	142,534	7,681(8)	215,682
John D. Schachtel	34,403	—	20.00	05/30/27	1,771(3)	49,730	15,277(6)	428,978
	12,427	—	27.89	02/06/29	5,235(4)	146,999	5,311(7)	149,133
	21,705	—	16.66	03/26/30			7,922(8)	222,450
	10,268	5,135(2)	30.22	02/04/31
Brian J. Fisher	12,379	—	17.08	03/29/26	1,655(3)	46,472	13,253(6)	372,144
	8,918	—	19.99	03/15/27	4,283(4)	120,267	4,963(7)	139,361
	8,071	—	28.25	02/07/28			6,481(8)	181,986
	11,081	—	27.89	02/06/29
	18,828	—	16.66	03/26/30
	9,596	4,799(2)	30.22	02/04/31
Manish Parmar	10,442	—	29.18	01/06/30	2,720(5)	76,378	12,332(6)	346,283
	8,444	4,223(2)	30.22	02/04/31	1,457(3)	40,913	4,367(7)	122,625
					3,458(4)	97,101	5,233(8)	146,943

__________

(1)	Amounts are calculated based on the closing price ($28.08) of our common stock on December 30, 2022, the last trading day of 2022.
(2)	This option vests in three equal annual installments on each of December 31, 2021, 2022, and 2023.
(3)	This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of December 31, 2021, 2022, and 2023.
(4)	This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of December 31, 2022, 2023, and 2024.
(5)	This amount represents the unvested portion of a restricted stock award, which vests in four equal annual installments on each of December 31, 2020, 2021, 2022, and 2023.
(6)

This amount represents the earned portion of a performance-contingent RSU that became eligible to vest on December 31, 2022, subject to our Compensation Committee’s certification as to the achievement of certain performance goals.  The actual number of RSUs, if any, that may have been earned ranged from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2020 through December 31, 2022, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. The number of target RSUs granted to Messrs. Beck, Schachtel, Fisher, and Parmar were as follows: Mr. Beck, 27,081 units, Mr. Schachtel, 10,536 units, Mr. Fisher, 9,140 units, and Mr. Parmar, 8,505 units. Vesting was also contingent upon the continued employment of the executives through December 31, 2022. In April 2023, based upon results achieved during the performance period, our Compensation Committee determined that Messrs. Beck, Schachtel, Fisher, and Parmar earned 145.0% of their target RSUs. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 44

(7)

This amount represents a performance-contingent RSU, assuming an achievement level at target. The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units set forth in the table above, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2021 through December 31, 2023, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. Vesting is also contingent upon the continued employment of the executive through December 31, 2023, or as otherwise provided in the applicable award agreement. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(8)

This amount represents a performance RSU, assuming an achievement level at target. The actual number of PRSUs, if any, that may be earned may range from 0% to 150% of the target number of units set forth in the table above, based on whether the Company meets a threshold level of absolute cumulative total shareholder return over a three-year performance period ending December 31, 2024. Vesting is also contingent upon the continued employment of the executive through December 31, 2024, or as otherwise provided in the applicable award agreement, and vested PRSUs are subject to an additional one-year holding period following the vesting date, which holding period ends December 31, 2025. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

Option Exercises and Stock Vested

The following table summarizes the exercise of options and the vesting of stock awards by each of our named executive officers during the fiscal year ended December 31, 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Robert W. Beck	—	—	62,964	1,676,144
Harpreet Rana	—	—	4,502	126,416
John D. Schachtel	—	—	22,779	603,886
Brian J. Fisher	—	—	19,749	523,540
Manish Parmar	—	—	19,923	530,581
(1)

For Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar the amounts represent the number of shares delivered following the vesting of restricted stock subject to RSAs on December 31, 2022. For Messrs. Beck, Schachtel, Fisher, and Parmar, the amounts also include the number of shares delivered following the vesting of performance-contingent RSUs on December 31, 2022, based upon results achieved during a performance period that began on January 1, 2020 and ended on December 31, 2022, as determined by our Compensation Committee in April 2023. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(2)

The value represents the gross number of shares that vested, multiplied by the closing price of our common stock on the applicable vesting date, and includes any amounts that were withheld for applicable taxes.

Equity Compensation Plan Information

The following table provides information concerning the common stock that may be issued upon the exercise of options, warrants, and rights under all of our existing equity compensation plans as of December 31, 2022. At that date, there were a total of 9,523,000 shares of our common stock outstanding.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders
2011 Stock Incentive Plan(1)	9,822(3)	15.97	—
2015 Long-Term Incentive Plan(2)	890,111(4)	23.21(5)	772,556
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total:	899,933	23.07	772,556

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 45

(1)

Regional Management Corp. 2011 Stock Incentive Plan (the “2011 Plan”). In 2015, our stockholders approved the 2015 Plan, at which time all shares then available for issuance under the 2011 Plan rolled over to the 2015 Plan. Awards may no longer be granted under the 2011 Plan. However, awards that are outstanding under the 2011 Plan will continue in accordance with their respective terms.

(2)

Regional Management Corp. 2015 Long-Term Incentive Plan. As of April 3, 2023, there were 814,005 shares that remained available for issuance under the 2015 Plan, which allows for grants of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock awards, RSUs, performance shares, performance share units, phantom stock awards, other stock-based awards, and/or dividend equivalent awards.

(3)	This amount represents shares of common stock underlying non-qualified stock option awards.
(4)

This amount represents 517,580 shares of common stock underlying non-qualified stock option awards, 162,418 shares of common stock underlying performance-contingent RSU awards, 104,762 shares of common stock underlying PRSU awards, and 105,351 restricted shares of common stock underlying and issuable pursuant to key team member incentive program award agreements. Share amounts are determined based upon the maximum number of shares that may be delivered pursuant to the performance-based awards. Under the key team member incentive program, each participant is eligible to earn an RSA, subject to the achievement of performance goals over a one-year period. If earned, the RSA is issued following the one-year performance period and vests ratably over a subsequent two-year period (subject to continued employment or as otherwise provided in the underlying award agreement). No current executive officer participates in our key team member incentive program. There is no exercise price associated with the RSU and PRSU awards or restricted shares.

(5)	Calculation excludes shares subject to RSU and PRSU awards and shares underlying and issuable pursuant to key team member incentive program award agreements.

CEO Pay Ratio

The following table provides our calculation under applicable SEC regulations of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees for 2022.

Compensation Component	CEO ($)	Median Employee ($)
Salary	660,000	45,582
Stock Awards	2,999,974	—
Option Awards	—	—
Non-Equity Incentive Plan Compensation	1,187,860	—
All Other Compensation	67,843	—
Total Compensation:	4,915,677	45,582
CEO to Median Employee Pay Ratio:	108:1

We took the following steps in calculating the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees in 2022:

(1)

We determined that, as of December 31, 2022, our employee population was equal to 1,991 individuals, all located in the United States. This number includes all the individuals determined to be employees for federal tax purposes, whether full-time, part-time, or temporary, as of that date. We chose December 31, 2022, which is within the last three months of our fiscal year as required by applicable SEC regulations, because it aligned with our calendar year payroll procedures.

(2)

We next identified the employee receiving the median amount of compensation in our employee population. To do this, we compared the amount of wages and other compensation received by each employee, other than Mr. Beck, as reflected in our payroll records and reported to the Internal Revenue Service in Box 5 of Form W-2 for the calendar year ended December 31, 2022. This compensation measure was annualized for permanent employees who were employed on the measurement date but who did not work for the full calendar year. The compensation measure was consistently applied to all of our employees.

(3)

Once we identified our median employee, we measured that employee’s annual total compensation for the 2022 fiscal year by adding together (a) the same elements of compensation that are included in Mr. Beck’s total fiscal 2022 compensation, as reported in our Summary Compensation Table above, and (b) non-discriminatory health and welfare benefits paid by Regional, if any, which we have included as “All Other Compensation” in the table above. Our median employee did not participate in non-discriminatory health and welfare benefit plans offered by Regional in 2022.

(4)	For Mr. Beck, we used the amounts reported in our Summary Compensation Table above. Mr. Beck did not participate in non-discriminatory health and welfare benefit plans offered by Regional in 2022.

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The resulting pay ratio was calculated in a manner consistent with SEC regulations, and we believe that it constitutes a reasonable estimate. However, as contemplated by SEC regulations, we relied on methods and assumptions that we determined to be appropriate for calculating the Chief Executive Officer pay ratio at Regional. Other public companies may use methods and assumptions that differ from the ones we chose but are appropriate for their circumstances. It may therefore be difficult, for this and other reasons, to compare our reported pay ratio to pay ratios reported by other companies, including companies in our industry.

Pay Versus Performance

Under the rules adopted pursuant to the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance metrics of the Company. As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table below. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to the section “Compensation Discussion and Analysis.”

							Value of Initial Fixed $100 Investment Based On:			Company-Selected Measure
Year	Summary Compensation Table Total for Current CEO(1) ($)	Summary Compensation Table Total for Former CEO(1) ($)	Compensation Actually Paid to Current CEO(2) ($)	Compensation Actually Paid to Former CEO(2) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(3) ($)	Average Compensation Actually Paid to Non-CEO NEOs(4) ($)	Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)	Net Income(7) ($)	Pre-Provision Net Income(8) ($)
2022	4,915,677	—	381,140	—	1,559,523	352,768	109.16	107.05	51,224,000	66,516,000
2021	3,726,285	—	8,222,521	—	1,425,961	2,710,291	199.00	122.65	88,687,000	96,020,000
2020	2,800,893	3,441,816	3,920,578	1,305,368	1,599,449	1,921,349	100.77	97.82	26,730,000	47,338,000
(1)

The dollar amounts reported are the amounts of total compensation reported for each corresponding year in the “Total” column of the Summary Compensation Table. Peter R. Knitzer served as our former Chief Executive Officer, and his employment terminated on March 26, 2020.

(2)

The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Beck and Mr. Knitzer, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Beck (CEO) or Mr. Knitzer (former CEO) during the applicable year. The following adjustments were made to Mr. Beck’s and Mr. Knitzer’s total compensation, respectively, for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for CEO ($)	Less: Reported Value of Equity Awards(a) ($)	Add: Equity Award Adjustments(b) ($)	Compensation Actually Paid to CEO ($)
2022	4,915,677	2,999,974	(1,534,563)	381,140
2021	3,726,285	1,679,946	6,176,182	8,222,521
2020	2,800,893	1,229,495	2,349,180	3,920,578

Year	Reported Summary Compensation Table Total for Former CEO ($)	Less: Reported Value of Equity Awards(a) ($)	Add: Equity Award Adjustments(b) ($)	Compensation Actually Paid to Former CEO ($)
2022	N/A	N/A	N/A	N/A
2021	N/A	N/A	N/A	N/A
2020	3,441,816	—	(2,136,448)	1,305,368
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and

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unvested as of the year-end; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year (any such dividends are accrued but not paid unless and until the applicable award (or portion thereof) vests). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for Mr. Beck are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	965,224	(1,134,964)	267,265	(1,780,084)	—	147,996	(1,534,563)
2021	2,860,183	1,429,691	842,850	963,945	—	79,512	6,176,182
2020	1,863,394	(11,407)	494,371	(8,816)	—	11,638	2,349,180

The amounts deducted or added in calculating the equity award adjustments for Mr. Knitzer are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	—	85,771	—	(1,152,968)	(1,079,477)	10,226	(2,136,448)

(3)

The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers as a group (excluding Mr. Beck, who has served as our CEO since 2020, and Mr. Knitzer, who served as our CEO until his termination on March 26, 2020) in the “Total” column of the Summary Compensation Table in each applicable year. The named executive officers (excluding Mr. Beck and Mr. Knitzer, as applicable) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Harpreet Rana, John D. Schachtel, Brian J. Fisher, and Manish Parmar;  (ii) for 2021, Harpreet Rana, John D. Schachtel, Brian J. Fisher, and Manish Parmar; and (iii) for 2020, Harpreet Rana, John. D. Schachtel, Brian J. Fisher, Manish Parmar, and Michael S. Dymski.

(4)

The dollar amounts reported represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Beck and Mr. Knitzer, as applicable), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Beck and Mr. Knitzer, as applicable) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the

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named executive officers as a group (excluding Mr. Beck and Mr. Knitzer, as applicable) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2022	228,822	(333,259)	63,356	(493,920)	—	39,434	(495,567)
2021	644,027	528,887	166,476	293,032	—	25,314	1,657,737
2020	698,510	11,595	197,260	(29,216)	—	5,939	884,087

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Reported Summary Compensation Table Total for Non-CEO NEOs ($)	Less: Average Reported Value of Equity Awards(a) ($)	Add: Average Equity Award Adjustments(b) ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)
2022	1,559,523	711,188	(495,567)	352,768
2021	1,425,961	373,407	1,657,737	2,710,291
2020	1,599,449	562,188	884,087	1,921,349

(5)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period. For 2020, the calculation includes an aggregate of the compensation of Mr. Beck and Mr. Knitzer.

(6)

Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The Company utilized the NYSE Financial Index for the peer group. This index has been utilized historically in our Annual Reports on Form 10-K in connection with the required performance graph.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)	Pre-provision net income is defined as net income excluding the tax-effected impact of the change in the allowance for credit losses but including the impact of recognized net credit losses.

Financial Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our named executive officers to increase the value of our enterprise for our stockholders. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that pre-provision net income is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to Company performance.

The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Pre-provision net income
•	Return on assets

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•	Total shareholder return

Analysis of the Information Presented in the Pay versus Performance Table

The following charts show the relationship between Compensation Actually Paid and the required performance measures in the tabular disclosure above—Company TSR, Net Income, and Pre-Provision Net Income (the Company-Selected Measure), as well as a comparison of Company TSR against NYSE Financial Index TSR.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 50

Summary of Employment Arrangements with NAMED Executive Officers

In 2022, the following individuals served as our named executive officers:

•	Robert W. Beck, our President and Chief Executive Officer;
•	Harpreet Rana, our Executive Vice President and Chief Financial Officer;
•	John D. Schachtel, our Executive Vice President and Chief Operating Officer;
•	Brian J. Fisher, our Executive Vice President and Chief Strategy and Development Officer; and
•	Manish Parmar, our Executive Vice President and Chief Credit Risk Officer.

We entered into employment letters or agreements with each of our named executive officers shortly before each commenced employment with us. We entered into initial employment agreements with each of these executives as follows: Mr. Beck (July 2019), Ms. Rana (September 2020), Mr. Schachtel (May 2017), Mr. Fisher (January 2013), and Mr. Parmar (January 2020). In August 2017, we entered into an employment agreement with Mr. Fisher that superseded his prior employment letter agreement and amended the employment agreement of Mr. Schachtel. In addition, in March 2020, we entered into an employment agreement with Mr. Beck in connection with his assumption of the title of President and Chief Executive Officer, which superseded his prior employment agreement as our former Executive Vice President and Chief Financial Officer. Further, in July 2020 and September 2020, we entered into employment agreements with Messrs. Schachtel and Fisher, respectively, that superseded each executive’s prior employment agreement. Mr. Fisher’s 2020 employment agreement occurred in the context of his appointment as Executive Vice President and Chief Strategy and Development Officer.

On April 6, 2023, we adopted the Regional Management Corp. Executive Severance and Change in Control Plan (the “Severance Plan”), in connection with which all existing employment agreements of our named executive officers were terminated.

We describe below the material terms of our named executive officer’s employment agreements that were effective for the fiscal year ending December 31, 2022. We also provide a description of the material terms of the currently effective Severance Plan. Additional information regarding the compensation that our named executive officers are eligible for, earned, and were paid is set forth elsewhere in this Proxy Statement, including in the Compensation Discussion and Analysis and the Executive Compensation Tables set forth above.

Former Employment Agreements with Named Executive Officers

The former employment agreements with each of our named executive officers provided for a three-year term as follows:

Name	Employment Agreement Term End Date
Robert W. Beck	March 25, 2023
Harpreet Rana	November 23, 2023
John D. Schachtel	July 1, 2023
Brian J. Fisher	September 30, 2023
Manish Parmar	January 6, 2023

Other than Mr. Parmar and Mr. Beck, whose employment agreements ended pursuant to their terms on January 6, 2023 and March 25, 2023, respectively, the employment agreements of each of our other named executive officers were terminated in connection with the adoption of the Severance Plan and participation of such named executive officer thereunder, effective as of April 6, 2023.

The employment agreements generally provided for compensation to our executives in the form of annual base salaries, annual cash incentive opportunities, long-term incentive opportunities, and various other limited perquisites and personal benefits. Our executives were also subject to certain restrictive covenants set forth in the employment agreements, including a covenant not to compete.

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Pursuant to their employment agreements, our named executive officers were entitled to annual base salaries of no less than the amounts indicated below:

Name	Employment Agreement Base Salary
Robert W. Beck	$600,000
Harpreet Rana	$400,000
John D. Schachtel	$415,000
Brian J. Fisher	$400,000
Manish Parmar	$335,000

All base salaries were pro-rated for any partial year pursuant to the terms of each executive’s employment agreement.

For each calendar year during the employment term under Mr. Beck’s employment agreement, he was eligible to earn an annual bonus award under our Annual Incentive Plan based upon the achievement of performance targets established by our Compensation Committee, with a target bonus equal to no less than 150% of his base salary, pro-rated for any partial year. Mr. Beck’s employment agreement provided that Mr. Beck’s target annual bonus award under our Annual Incentive Plan for 2020 was $787,364. For each calendar year during the employment term, our other named executive officers were eligible to earn an annual bonus award under our Annual Incentive Plan based upon the achievement of performance targets established by our Compensation Committee, with a target bonus equal to no less than 100% of the executive’s base salary, in each case pro-rated for any partial year. Notwithstanding the foregoing, Mr. Fisher’s employment agreement provided that his target bonus for 2020 was $370,164.

Under the terms of Ms. Rana’s employment agreement, we paid a $100,000 cash signing bonus to her in 2020 to offset her loss of forfeited incentive and/or equity-based compensation with her former employer. Ms. Rana’s signing bonus was subject to repayment in full if she voluntarily terminated her employment before the first anniversary of her employment date. We also paid a $250,000 cash signing bonus to Mr. Parmar in 2020 pursuant to his employment agreement to offset his loss of his annual bonus opportunity with his prior employer. Mr. Parmar’s signing bonus was subject to ratable repayment if he terminated his employment before the third anniversary of his employment date.

The employment agreement of Mr. Beck provided that he was entitled to receive a non-qualified stock option award, a restricted stock award, a performance-contingent RSU award, and a cash-settled performance unit award. Mr. Beck’s non-qualified stock option and restricted stock award were granted following the effective date of his employment agreement in 2020, while his performance-contingent RSU award and cash-settled performance unit award were granted in connection with the grant of other executive 2020 long-term incentive plan awards. The vesting of each such award is subject to continued employment through the vesting date and, in the case of the performance-contingent RSU award and the cash-settled performance unit award, the achievement of performance objectives established by our Compensation Committee. The employment agreements of Ms. Rana and Mr. Parmar provided that each executive was entitled to receive a non-qualified stock option award, a restricted stock award, a performance-contingent RSU award, and a cash-settled performance unit award. Ms. Rana’s non-qualified stock option and restricted stock award were granted following her commencement date in 2020, while her performance-contingent RSU award and cash-settled performance unit award were granted in connection with the grant of other executive 2021 long-term incentive plan awards. The non-qualified stock option award and restricted stock award provided for in Mr. Parmar’s employment agreement were granted as soon as practicable following his commencement date in 2020, while his performance-contingent RSU award and cash-settled performance unit award were granted in connection with the grant of other executive 2020 long-term incentive plan awards. The vesting of each of Ms. Rana’s and Mr. Parmar’s awards is subject to continued employment through the vesting date and, in the case of the performance-contingent RSU awards and the cash-settled performance unit awards, the achievement of performance objectives established by our Compensation Committee. Each named executive officer is otherwise eligible to participate in our long-term incentive program at the sole discretion of our Compensation Committee and our Board.

Commencing in 2021 (or 2022, in the case of Ms. Rana, and 2020, in the case of Mr. Schachtel), the employment agreements of our executives provided for an annual base salary, annual cash incentive opportunity, and long-term incentive opportunity totaling in the aggregate of at least the following amounts: Mr. Beck ($3,600,000), Ms. Rana ($1,400,000), Mr. Schachtel ($1,452,500), Mr. Fisher ($1,400,000), and Mr. Parmar ($1,172,500). Each executive’s annual total compensation opportunity was subject to our Compensation Committee’s discretion to adjust base salary, determine allocations between cash and equity compensation opportunities, establish performance and/or multi-year service criteria, and determine if and to the extent any incentive compensation is earned and payable based on the attainment of performance criteria and other terms and conditions established by our Compensation Committee, and further subject to the terms and conditions of the applicable incentive plan and

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related award agreements (including, if applicable under any such plan or award agreement, multi-year vesting). Long-term incentive awards are subject to the terms of the 2015 Plan and the related award agreements.

Pursuant to Mr. Beck’s employment agreement, we paid for reasonable expenses (not to exceed $5,000) associated with Mr. Beck’s travel in 2020 to and from his additional Connecticut residence to our headquarters in South Carolina. Additionally, we provided relocation benefits to Mr. Parmar under his employment agreement in 2020 to relocate to the Dallas–Fort Worth–Arlington, Texas metropolitan area, which included reimbursement of commuting expenses to our Flower Mound, Texas office from his residence and reasonable temporary living expenses in the Dallas–Fort Worth–Arlington, Texas metropolitan area. Mr. Parmar was also eligible for reimbursement of amounts up to $50,000 in the event that he was required to reimburse his immediate past employer for all or a portion of his previously-reimbursed relocation expenses, with any such reimbursed amounts subject to ratable repayment in the event Mr. Parmar voluntarily terminated his employment before the third anniversary of his commencement date.

The former employment agreements of our executives provided and the long-term incentive award agreements of our executives currently provide for certain severance benefits following an executive’s termination by us without cause, by the executive as a result of good reason, due to the executive’s disability, due to the executive’s death, or following a “double-trigger” change-in-control event. A “double-trigger” change in control event requires both (1) a change in control and (2) an executive’s termination by us without cause or by the executive as a result of good reason within certain timeframes. The terms “cause,” “good reason,” “disability,” and “change in control” are defined in the 2011 Plan, the 2015 Plan, and/or each executive’s former employment agreement and/or long-term incentive award agreements, as applicable. The severance benefits of each of our named executive officers as of December 31, 2022 are described in “Summary of Employment Arrangements with Executive Officers – Potential Payments Upon Termination or Change-in-Control,” below. Under the former employment agreements, as well as the long-term incentive award agreements, an executive’s receipt of any severance benefits was subject to the executive’s execution of a release of claims within the time period specified in the employment agreement and the continued compliance with the restrictive covenants described below.

Each named executive officer was subject to various restrictive covenants pursuant to his or her former employment agreement, and his or her entitlement to certain benefits was contingent upon his or her compliance with such covenants. Specifically, the employment agreements subjected each named executive officer to a covenant not to disclose our confidential information during his or her employment and at all times thereafter, a covenant not to compete during his or her employment and for a period of one year (or two years, in the case of Mr. Beck) following his or her termination of employment, a covenant not to solicit competitive “business services” through or from “loan sources” (each as defined in the employment agreements) during his or her employment and for a period of one year (or two years, in the case of Mr. Beck) following his or her termination of employment, a covenant not to solicit or hire our employees during his or her employment and for a period of one year (or two years, in the case of Mr. Beck) following his or her termination of employment, and a non-disparagement covenant effective during the employment term and at all times thereafter. Each executive’s covenant not to compete was limited to an area within 25 miles of any of our branches or other offices.

Executive Severance and Change in Control Plan

On April 6, 2023, we adopted the Severance Plan. The Severance Plan is intended to attract and retain qualified executives by providing participants with the opportunity to receive severance benefits in the event of certain terminations of employment, as well as attempt to assure the present and future continuity, objectivity, and dedication of management in the event of a change in control. The existing employment agreements of our named executive officers were terminated effective as of April 6, 2023 in connection with the adoption of the Severance Plan.

The effective date of the Severance Plan is April 6, 2023, and the initial term of the Severance Plan expires on the third anniversary of such effective date. The Board or the Compensation Committee may extend the term until such later date(s) as may be established by the Board or the Compensation Committee. The Severance Plan will be administered by the Compensation Committee; however, the Board, in its sole discretion, may take any action under the Plan as it deems necessary or appropriate.

The Severance Plan provides for certain severance benefits following:

•

a participant’s termination of employment due to a “qualifying termination” (termination of the participant’s employment by the participant for good reason or by the Company for any reason other than cause, disability, or death) other than in connection with a change in control;

•	a qualifying termination within one (1) year immediately following a change in control or within six (6) months immediately prior to such change in control; and
•	termination by reason of disability.

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The Severance Plan also addresses payments and benefits due to participants following a participant’s death, for cause termination, and voluntary termination. The terms “cause,” “good reason,” “disability,” and “change in control” are defined in the Severance Plan.

Payment of certain benefits to a participant under the Severance Plan is subject to the participant’s compliance with various restrictive covenants. In particular, participants are subject to a covenant not to disclose our confidential information during his or her employment and at all times thereafter, a covenant not to solicit competitive “business services” through or from “loan sources” (each as defined in the Severance Plan) during his or her employment and for a period of one year (or two years, in the case of our Chief Executive Officer) following his or her termination of employment, a covenant not to solicit or hire our employees during his or her employment and for a period of one year (or two years, in the case of our Chief Executive Officer) following his or her termination of employment, a covenant not to compete during his or her employment and for a period of one year (or two years, in the case of our Chief Executive Officer) following his or her termination of employment, and a non-disparagement covenant effective during the employment term and at all times thereafter.

All payments and benefits made to a participant under the Severance Plan will be subject to any recoupment, “claw-back,” or similar policy or arrangement adopted by the Board, and any similar provisions under applicable law. The Compensation Committee may also require forfeiture or recoupment of any payments or benefits provided under the Severance Plan if a participant engages in certain types of conduct, including violation of our company policies or breach of restrictive covenants applicable to the participant. Further, severance payments are contingent upon the participant’s execution of a full release and waiver acceptable to the Company.

As a condition to participation, selected participants must enter into a Participation Agreement (each, a “Participation Agreement”). The Compensation Committee has selected certain senior executive officers, including each of our named executive officers, to participate in the Severance Plan pursuant to Participation Agreements that were effective April 6, 2023. Each Participation Agreement specifies a participant’s levels, or multiples, of potential severance benefits and contains certain other terms and conditions related to participation. The severance multiple for Mr. Beck in the non-change in control context is two (2), and the severance multiple in such context for all other named executive officers is one (1). The severance multiple in the context of a change in control is two (2) for all named executive officers, including Mr. Beck. The severance period during which benefits will be paid has been established as 24 months for Mr. Beck and 12 months for all other named executive officers. Pursuant to the Severance Plan, any outstanding equity or other long-term incentive awards held by a participant will be subject to the terms and conditions of the applicable stock plan and applicable award agreement, except as may be otherwise provided in a participant’s Participation Agreement.

The severance benefits of each of our named executive officers as of December 31, 2022 are described in “Summary of Employment Arrangements with Executive Officers – Potential Payments Upon Termination or Change-in-Control,” below. Benefits in this table reflect benefits of our named executive officers that were in effect as of December 31, 2022, including benefits under our named executive officers’ former employment agreements, and do not reflect any benefits under the Severance Plan, which was not in effect on December 31, 2022.

Other Arrangements with Named Executive Officers

Each named executive officer must abide by any applicable equity retention policy, compensation recovery policy, stock ownership guidelines, or other similar policies that we maintain. Further, as described above under “Former Employment Agreements with Named Executive Officers,” our executives’ long-term incentive award agreements provide for certain severance benefits following an executive’s termination by us without cause, by the executive as a result of good reason, due to the executive’s disability, due to the executive’s death, or following a “double-trigger” change in control event.

We also provide our executives with benefits generally available to our other employees, including medical and retirement plans. In addition, we provide our executives with the use of a mobile phone (or the provision of a stipend for a mobile phone), disability insurance policies, and reasonable travel expenses. Beginning in 2023, all of our named executive officers are subject to the same travel reimbursement policy as all of our other employees.

Potential Payments Upon Termination or Change in Control

Under their former employment agreements, their long-term incentive award agreements, and our newly adopted Severance Plan, our executive officers are entitled to severance benefits following certain terminations. These benefits ensure that our executives are motivated primarily by the needs of our business, rather than circumstances that are outside of the ordinary course of business (such as circumstances that might lead to the termination of an executive’s employment or that might lead to a change in control). Severance benefits provide for a level of continued compensation if an executive’s employment is adversely affected in these circumstances, subject to certain conditions. We believe that these benefits enable executives to focus fully on their duties

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while employed by us, ensure that our executives act in the best interests of our stockholders, even if such actions are otherwise contrary to our executives’ personal interests, and alleviate concerns that may arise in the event of an executive’s separation from service with us. We believe that these severance benefits are in line with current market practices.

Severance benefits were provided under the employment agreements of our executives until April 6, 2023, at which time the employment agreements then still in effect were terminated in connection with adoption of the Severance Plan and designation of our executive officers as participants in the Severance Plan. Details regarding both the severance benefits available under the former employment agreements (which were in effect on December 31, 2022) and our current Severance Plan are provided below. Under both the former employment agreements and the new Severance Plan, the rights to and level of benefits are determined by the type of termination event.

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Our executive employment agreements, which terminated effective as of April 6, 2023, provided for the following cash and other benefits:

Termination Event	Severance Benefits
By the Company Without Cause or by the Executive for Good Reason

(1)   Payment in Lieu of 30 Days’ Notice. At our election, 30 days’ base salary in lieu of allowing the executive to work through any required 30-day termination notice period.

(2)   Base Salary Continuation. In the case of Mr. Beck, an amount equal to two times his salary in effect on the termination date, payable over a period of 24 months following his termination date, and in the case of each other executive, an amount equal to his or her salary in effect on the termination date, payable over a period of 12 months following his termination date.

(3)   Average Bonus. In the case of Mr. Beck, an amount equal to two times his average bonus determined as of the termination date, payable over a period of 24 months following his termination date, and in the case of each other executive, an amount equal to his or her average bonus determined as of the termination date, payable over a period of 12 months following his or her termination date. An executive’s “average bonus” is defined in his or her employment agreement, generally as the average annual bonus paid for the three fiscal years prior to the year of termination or such lesser number of full fiscal years that the executive has been employed. If employment is terminated before the last day of the executive’s first full fiscal year, the average bonus is calculated as the executive’s target bonus.

(4)   Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which termination occurs, to the extent earned, plus, if termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned.

(5)   Health Benefits Continuation Coverage.  Reimbursement of COBRA premiums for continuation coverage under our group medical plan for 24 months (in the case of Mr. Beck) or 12 months (in the case of each other executive) following his or her termination date, so long as he or she is not entitled to obtain insurance from a subsequent employer.

(6)   Outplacement Services. Reasonable outplacement service expenses for 24 months (in the case of Mr. Beck) or 12 months (in the case of each other executive) following the termination date, not exceeding $25,000 per year.

“Double-Trigger” Change-in-Control

Excluding Mr. Beck, if employment is terminated by us without cause or by the executive as a result of good reason, and such termination occurs within six months before or one year after the effective date of a change in control, then the executive is entitled to the benefits described immediately above, plus the additional benefit that the amounts described in items (2) and (3) will be increased by a factor of 100% (for a total of two times salary and average bonus).

Disability

If employment is terminated due to the executive’s disability, he or she will be entitled to the same benefits as if employment were terminated by us without cause or by the executive as a result of good reason, except that he or she is not entitled to 30 days’ notice of termination (or payment in lieu thereof). The disability severance benefits will be reduced by the amount of any disability benefits paid to the executive pursuant to any disability insurance, plan, or policy provided by us to or for the benefit of the executive. If any disability benefits paid to an executive pursuant to any disability insurance, plan, or policy provided by us are not subject to local, state, or federal taxation, then our severance obligations in the event of termination due to the executive’s disability will be reduced by an amount equal to the gross taxable amount that we would have been required to pay in order to yield the net, after-tax benefit that the executive actually received pursuant to such disability insurance, plan, or policy.

Death

Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which death occurs, to the extent earned, plus, if death occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned (paid to the executive’s designated beneficiary or estate, as applicable).

Voluntary Termination

Annual Incentive Compensation. If termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned (the executive is not entitled to any bonus for the year during which voluntary termination occurs).

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Termination Event	Severance Benefits
Cause	None.

The Severance Plan, including the related Participation Agreements of our named executive officers thereunder, provides for the following cash and other benefits:

Termination Event	Severance Benefits
“Qualifying Termination” Without a Change in Control

The Severance Plan defines “qualifying termination” as termination of a participant’s employment by the participant for good reason or by the Company for any reason other than cause, disability, or death.

(1)   Payment in Lieu of 30 Days’ Notice. At our election, 30 days’ base salary in lieu of allowing the participant to work through any required 30-day termination notice period.

(2)   Base Salary Continuation. In the case of Mr. Beck, an amount equal to two times his salary in effect on the termination date, payable over a period of 24 months following his termination date, and in the case of each other participant, an amount equal to his or her salary in effect on the termination date, payable over a period of 12 months following his termination date.

(3)   Average Bonus. In the case of Mr. Beck, an amount equal to two times his average bonus determined as of the termination date, payable over a period of 24 months following his termination date, and in the case of each other participant, an amount equal to his or her average bonus determined as of the termination date, payable over a period of 12 months following his or her termination date. A participant’s “average bonus” as defined in the Severance Plan is the average annual bonus paid for the three fiscal years preceding the year of termination or such lesser number of full fiscal years that the participant has been employed. If employment is terminated before the last day of the participant’s first full fiscal year, the average bonus is calculated as the participant’s target bonus.

(4)   Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which termination occurs, to the extent earned, plus, if termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned.

(5)   Health Benefits Continuation Coverage.  Reimbursement of COBRA premiums for continuation coverage under our group medical plan for 24 months (in the case of Mr. Beck) or 12 months (in the case of each other participant) following his or her termination date, so long as he or she is not entitled to obtain insurance from a subsequent employer.

(6)   Outplacement Services. Reasonable outplacement service expenses for 24 months (in the case of Mr. Beck) or 12 months (in the case of each other participant) following the termination date, not exceeding $25,000 per year.

“Qualifying Termination” With a Change in Control

If a qualifying termination occurs within one (1) year immediately following a change in control or within six (6) months immediately prior to such change in control, then the participant is entitled to the benefits described immediately above, except the amounts described in items (2) and (3) will be increased to be two times salary and average bonus for all participants, except for Mr. Beck, whose benefits would remain at two times salary and average bonus. Such severance benefits will be payable over a period of 24 months following Mr. Beck’s termination date and a period of 12 months following the termination date of each other participant.

Disability

If employment is terminated due to the participant’s disability, he or she will be entitled to the same benefits as if a qualifying termination without a change in control occurred, except that he or she is not entitled to 30 days’ notice of termination (or payment in lieu thereof). The disability severance benefits will be reduced by the amount of any disability benefits paid to the participant pursuant to any disability insurance, plan, or policy provided by us to or for the benefit of the participant. If any disability benefits paid to an participant pursuant to any disability insurance, plan, or policy provided by us are not subject to local, state, or federal taxation, then our severance obligations in the event of termination due to the participant’s disability will be reduced by an amount equal to the gross taxable amount that we would have been required to pay in order to yield the net, after-tax benefit that the participant actually received pursuant to such disability insurance, plan, or policy.

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 57

Termination Event	Severance Benefits
Death

Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which death occurs, to the extent earned, plus, if death occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned (paid to the participant’s designated beneficiary or estate, as applicable).

Voluntary Termination

Annual Incentive Compensation. If termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned (the participant is not entitled to any bonus for the year during which voluntary termination occurs).

Cause	None.

In addition to the benefits provided for under the Severance Plan, and, formerly, the executive employment agreements, our long-term incentive award agreements provide for the following treatment of awards following termination:

Termination Event	Award Treatment
By the Company Without Cause, by the Executive for Good Reason, Due to Disability, or Due to Death

•      Non-Qualified Stock Option Awards:  Pro-rata accelerated vesting of any unvested shares.

•      Restricted Stock Awards:  Pro-rata accelerated vesting of any unvested shares.

•      Performance-Contingent RSUs:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

•      Cash-Settled Performance Units:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

•      Performance Restricted Stock Units*:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

“Double-Trigger” Change in Control

•      Non-Qualified Stock Option Awards:  Full accelerated vesting in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.

•      Restricted Stock Awards:  Full accelerated vesting in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.

•      Performance-Contingent RSUs:  Full accelerated vesting at target in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.

•      Cash-Settled Performance Units:  Full accelerated vesting at target in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.

•      Performance Restricted Stock Units*:  Full accelerated vesting (of the time-based RSUs resulting from the conversion of performance restricted stock units that are earned based upon performance determined at the time of the change in control) in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.

Retirement

•      Non-Qualified Stock Option Awards:  Continued vesting as if the executive remained employed.

•      Restricted Stock Awards:  Unvested shares are forfeited as of the termination date.

•      Performance-Contingent RSUs:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

•      Cash-Settled Performance Units:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

•      Performance Restricted Stock Units*:  Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

An executive is generally eligible for “Retirement” when he or she (i) is 65 or older at the time of termination, or (ii) is 55 or older at the time of termination and has completed ten (10) years of service to Regional.

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Termination Event	Award Treatment
__________ * PRSUs are a new element of our long-term incentive program in 2022 and the performance-contingent award that replaced the performance-contingent RSUs and cash settled performance units.

The following table provides information concerning the payments and the value of other benefits that our named executive officers would have been eligible to receive if their employment had been terminated under the described circumstances on December 31, 2022. Our obligation to provide the payments and other benefits described in the table are found in each name executive officer’s former employment agreement and in long-term incentive award agreements, in each case as described above. See “Executive Severance and Change in Control Plan“ above, as well as the description of the termination benefits under the Severance Plan in the preceding paragraphs, for a discussion of our new Severance Plan that superseded the former employment agreements of our named executive officers effective April 6, 2023.

In calculating the amounts included in the table below, we have assumed (i) that the termination event and/or change in control occurred on December 31, 2022, (ii) a share price of $28.08 (our closing share price on December 30, 2022), and (iii) the following:

•	“Payment in Lieu of 30 Days’ Notice”: We have assumed that we will elect to pay 30 days’ base salary in lieu of allowing the NEO to work through any required 30-day termination notice period.
•	“Severance Payment”: The amount represents a combination of the “Base Salary Continuation” and “Average Bonus” payments described above.
•	“Annual Incentive Compensation”: The amount is based upon the level of performance and percentage payout actually achieved, as determined by the Compensation Committee in February 2023.
•

“Long-Term Incentive Award Vesting”:  The value associated with accelerated non-qualified stock option awards has been calculated by multiplying the number of accelerated shares by the amount by which our stock price as of December 31, 2022 exceeded (if at all) the exercise price of the option. For any performance-contingent long-term incentive award where vesting remains subject to actual performance over a performance period, (1) we have calculated the value (if any) of awards associated with performance periods ending in 2022 based on actual performance, and (2) we have ascribed no value to awards associated with performance periods ending after 2022 because there is no guarantee that we will meet the threshold performance criteria required for these awards to vest and be paid.

•

“Other Benefits”:  The amount includes reimbursement of COBRA premiums for continuation coverage and the value of outplacement services. We have assumed (1) that the NEO will not become entitled to obtain insurance from a subsequent employer, and (2) that the NEO will receive the maximum value of outplacement services.

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		Termination Event
Name	Type of Payment or Benefit	Termination by the Company Without Cause or by the Executive for Good Reason ($)	Termination by the Company Without Cause or by the Executive for Good Reason in Connection with a Change in Control ($)	Termination Due to Disability ($)	Termination Due to Death ($)	Voluntary Termination by the Executive(1) ($)
Robert W. Beck	Payment in Lieu of 30 Days’ Notice	54,247	54,247	—	—	—
	Severance Payment	3,290,817	3,290,817	3,290,817	—	—
	Annual Incentive Compensation	607,860	607,860	607,860	607,860	—
	Long-Term Incentive Award Vesting(2)	2,124,943	3,354,914	2,124,943	2,124,943	—
	Other Benefits	50,000	50,000	50,000	—	—
	Total	6,127,867	7,357,838	6,073,620	2,732,803	—
Harpreet Rana	Payment in Lieu of 30 Days’ Notice	34,521	34,521	—	—	—
	Severance Payment	833,140	1,666,280	833,140	—	—
	Annual Incentive Compensation	257,880	257,880	257,880	257,880	—
	Long-Term Incentive Award Vesting(2)	124,925	626,705	124,925	124,925	—
	Other Benefits	25,000	25,000	25,000	—	—
	Total	1,275,466	2,610,386	1,240,945	382,805	—
John D. Schachtel	Payment in Lieu of 30 Days’ Notice	36,247	36,247	—	—	—
	Severance Payment	905,728	1,811,456	905,728	—	—
	Annual Incentive Compensation	267,246	267,246	267,246	267,246	—
	Long-Term Incentive Award Vesting(2)	777,556	1,069,484	777,556	777,556	—
	Other Benefits	41,394	41,394	41,394	—	—
	Total	2,028,171	3,225,827	1,991,924	1,044,802	—
Brian J. Fisher	Payment in Lieu of 30 Days’ Notice	33,863	33,863	—	—	—
	Severance Payment	838,926	1,677,852	838,926	—	—
	Annual Incentive Compensation	249,672	249,672	249,672	249,672	—
	Long-Term Incentive Award Vesting(2)	672,243	939,095	672,243	672,243	—
	Other Benefits	31,058	31,058	31,058	—	—
	Total	1,825,762	2,931,540	1,791,899	921,915	—
Manish Parmar	Payment in Lieu of 30 Days’ Notice	29,836	29,836	—	—	—
	Severance Payment	724,537	1,449,074	724,537	—	—
	Annual Incentive Compensation	222,882	222,882	222,882	222,882	—
	Long-Term Incentive Award Vesting(2)	614,934	757,084	614,934	614,934	—
	Other Benefits	25,000	25,000	25,000	—	—
	Total	1,617,189	2,483,876	1,587,353	837,816	—

(1)

A voluntary termination that is treated as a “retirement” may result in pro-rata or continued vesting of certain long-term incentive awards. None of our NEOs were eligible for “retirement” as of December 31, 2022.

(2)

See “Executive Compensation Tables – Outstanding Equity Awards at Fiscal Year-End” for a summary of equity-based long-term incentive awards outstanding as of December 31, 2022. As of December 31, 2022, in addition to equity-based long-term incentive awards, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar held one or more cash-settled performance unit awards having an aggregate target value of $560,000; $166,250; $160,500; $150,000; and $132,000, respectively.

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of our NEOs. Because the amounts in the table are calculated subject to the assumptions provided and on the basis of the occurrence of a termination as of a particular date and under a particular set of circumstances, the actual amount to be paid to each of our NEOs upon a termination or change in control may vary significantly from the amounts included in the table. Factors that could affect these amounts include the timing during the year of the termination event and the type of termination event that occurs.

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Summary of Company Incentive Plans

The discussion that follows describes certain material terms of our principal long-term incentive plans and our principal cash incentive plan.

Long-Term Incentive Plans

2015 Long-Term Incentive Plan

The 2015 Plan became effective April 22, 2015, and was last amended and restated effective May 20, 2021. The 2015 Plan was further amended February 17, 2022 to allow for future performance awards to vest based upon the attainment of actual performance following the occurrence of a double-trigger change in control event, unless an individual award agreement provides otherwise. The purposes of the 2015 Plan are (i) to encourage and enable selected employees, directors, and consultants to acquire or increase their holdings of our common stock and other equity-based interests and/or to provide other incentive awards in order to promote a closer identification of their interests with our interests and those of our stockholders, and (ii) to provide us with flexibility to motivate, attract, and retain the services of participants upon whose judgment, interest, and special effort the successful conduct of our operation largely depends. Awards granted under the 2015 Plan may be in the form of incentive or non-qualified stock options, SARs (including related or freestanding SARs), RSAs, RSU awards, performance share awards, performance unit awards, phantom stock awards, other stock-based awards, and/or dividend equivalent awards. Awards may be granted under the 2015 Plan until April 21, 2025 or the plan’s earlier termination by the Board.

The 2015 Plan is administered by the Compensation Committee, subject to Board oversight. The maximum aggregate number of shares of common stock that we may issue pursuant to awards granted under the 2015 Plan may not exceed the sum of (i) 2,600,000 shares, plus (ii) any shares (A) remaining available for grant as of the effective date of the 2015 Plan under any prior plan and/or (B) subject to an award granted under a prior plan, which award is forfeited, canceled, terminated, expires, or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited. In addition, shares subject to certain awards will again be available for issuance (or otherwise not counted against the maximum number of available shares) under the 2015 Plan, including unissued or forfeited shares subject to awards that are canceled, terminate, expire, are forfeited, or lapse for any reason; awards settled in cash; dividends (including dividends paid in shares) or dividend equivalents paid in cash in connection with outstanding awards; and shares subject to an award other than an option or SAR that are not issued for any reason (including failure to achieve maximum performance criteria). Further, the following will not reduce the maximum number of shares available under the 2015 Plan: (i) shares issued under the 2015 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards in connection with a merger or similar transaction that involves our acquisition of another entity, and (ii) available shares under a stockholder approved plan of an acquired company (as adjusted to reflect the transaction) that are used for awards under the 2015 Plan, in each case, subject to NYSE listing requirements. The number of shares reserved for issuance under the 2015 Plan, the participant award limitations, and the terms of awards may also be adjusted in the event of an adjustment in our capital structure (due to a merger, recapitalization, stock split, stock dividend, or similar event).

2011 Stock Incentive Plan

The 2011 Plan provides for the issuance of a maximum of 950,000 shares of common stock pursuant to awards granted under the plan. Awards may include incentive or non-qualified stock options, SARs (including related or freestanding SARs), other stock-based awards (including shares of common stock, restricted shares, RSUs, and awards that are valued in whole or in part by reference to, or are otherwise based on, the fair market value of our common stock), and/or performance-based awards to our and our subsidiaries’ key employees, directors, or other service providers. The number of shares reserved for issuance under the plan and the terms of awards may be adjusted upon certain events affecting our capitalization. The 2011 Plan is administered by the Compensation Committee and was replaced by the 2015 Plan. Awards may no longer be granted under the 2011 Plan, and any shares that remained available for grant have been rolled over to the 2015 Plan. However, awards that remain outstanding under the 2011 Plan will continue in accordance with their respective terms.

Annual Incentive Plan

The Annual Incentive Plan is administered by the Compensation Committee and provides for the payment of incentive bonuses based on the attainment of performance objectives in the form of cash or, at the discretion of the Compensation Committee, in awards of shares under the 2015 Plan. The purpose of the Annual Incentive Plan is to enable us to attract, retain, motivate, and reward selected officers and other employees by providing them with the opportunity to earn annual incentive compensation awards based on the attainment of certain performance objectives. The Compensation Committee will establish the performance periods over which performance objectives will be measured. A performance period may be for a fiscal year or a shorter period, as determined by the Compensation Committee, and performance periods may overlap. For a given performance

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period, the Compensation Committee will establish (i) the performance objective or objectives that must be achieved for a participant to be eligible to receive a bonus for such performance period, and (ii) the target incentive bonus for each participant. The Compensation Committee may adjust awards as appropriate for partial achievement of goals or other factors, and may interpret and make necessary and appropriate adjustments to performance goals and the manner in which goals are evaluated. The Compensation Committee has absolute discretion to reduce or eliminate the amount of an award granted to a participant, including an award otherwise earned and payable under the Annual Incentive Plan, and to establish rules or procedures that have the effect of limiting the amount payable to each participant to an amount that is less than the maximum amount otherwise authorized as that participant’s target incentive bonus. No participant may receive a bonus under the Annual Incentive Plan, with respect to any fiscal year, in excess of $2,500,000.

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Stockholder Proposals

We are seeking stockholder action on the following three proposals, which are described in greater detail below:

1.	The election of the nine nominees named in this Proxy Statement to serve as members of the Board until the next annual meeting of stockholders or until their successors are elected and qualified;
2.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.	The approval, on an advisory basis, of our executive compensation.

Proposal No. 1:  Election of Directors

Our Bylaws currently provide that the number of directors of the Company shall be fixed from time to time by resolution adopted by the Board. There are presently nine directors.

The Nominating Committee evaluates the size and composition of the Board on at least an annual basis. In connection therewith, the Nominating Committee has nominated and recommends for election as directors the following nine nominees: Philip V. Bancroft, Robert W. Beck, Jonathan D. Brown, Roel C. Campos, Maria Contreras-Sweet, Michael R. Dunn, Steven J. Freiberg, Sandra K. Johnson, and Carlos Palomares. Each nominee presently serves as a director. Directors shall be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation, removal, or death.

A candidate for election as a director is nominated to stand for election based on his or her professional experience, recognized achievements in his or her respective fields, an ability to contribute to some aspect of our business, and the willingness to make the commitment of time and effort required of a director. A description of the background, business experience, skills, qualifications, attributes, and certain other information with respect to each of the nominees for election to the Board can be found above in the “Board of Directors and Corporate Governance Matters” section of this Proxy Statement. Each of the above-listed nominees has been identified as possessing an appropriate diversity of background and experience, good judgment, deep knowledge of our industry, strength of character, and an independent mind, as well as a reputation for integrity and high personal and professional ethics. Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas.

In selecting this slate of nominees for 2023, the Nominating Committee specifically considered the background and business experience of each of the nominees, along with the familiarity of the nominees with our business and prospects, which has been developed as a result of their service on our Board. The Nominating Committee believes that such familiarity will be helpful in addressing the opportunities and challenges that we face in the current business environment.

Each of the nine nominees has consented to being named in this Proxy Statement and to serve as a director, if elected. In the event that any nominee withdraws, or for any reason is unable to serve as a director, the proxies will be voted for such other person as may be designated by the Nominating Committee as a substitute nominee, but in no event will proxies be voted for more than nine nominees. The Nominating Committee has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected.

The Board unanimously recommends a vote “FOR” the election of each of the nominees listed above.

Proposal No. 2:  Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Audit Committee and the Board recommend that the stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023.

A representative of Deloitte & Touche LLP plans to attend the virtual Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions. Although ratification is not required, the Board is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. In the event that the stockholders fail to ratify the appointment, the Audit Committee will consider whether to appoint another independent registered public accounting firm.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

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Change in Independent Registered Public Accounting Firm

As disclosed in the Company’s Form 8-K filed with the SEC on November 2, 2021, on October 27, 2021, the Company notified RSM US LLP of its dismissal as the Company’s independent registered public accounting firm effective upon the completion of RSM US LLP’s audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2021. The Audit Committee approved the dismissal of RSM US LLP pursuant to authority specified in its charter following consideration of a competitive proposal process conducted in the second half of 2021.

Neither of the audit reports of RSM US LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 contained an adverse opinion or disclaimer of opinion, and neither such audit report was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were: (i) no disagreements (as that term is defined in Item 304 of Regulation S-K) between the Company and RSM US LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RSM US LLP, would have caused RSM US LLP to make reference to the subject matter of the disagreement in connection with its reports; and (ii) no events reportable pursuant to Item 304(a)(1)(v) of Regulation S-K.

As disclosed in the Company’s Form 8-K filed with the SEC on November 2, 2021, on October 27, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, subject to completion of Deloitte & Touche LLP’s standard client acceptance procedures and execution of an engagement letter. The Audit Committee approved Deloitte & Touche LLP’s engagement pursuant to authority specified in its charter.

During the fiscal years ended December 31, 2021 and December 31, 2020, neither the Company nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to us by Deloitte & Touche LLP for the fiscal year ended December 31, 2022 and by RSM US LLP for the fiscal year ended December 31, 2021.

	Year Ended December 31, 2022	Year Ended December 31, 2021
Audit Fees	$1,157,517	$1,244,428
Audit-Related Fees	235,000	13,910
Tax Fees	—	—
All Other Fees	—	—
Total	$1,392,517	$1,258,338

In the above table, in accordance with applicable SEC rules:

•

“Audit Fees” are fees billed for professional services rendered by the independent registered public accounting firm for the audit of our annual consolidated financial statements, review of consolidated financial statements included in our Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

•

“Audit-Related Fees” are fees billed for assurance and related services performed by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported above under “Audit Fees.” In 2022 and 2021, these fees were for attest services performed by the independent registered public accounting firm related to financial reporting that are not required by statute or regulation.

•

“Tax Fees” are fees billed for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning. There were no such fees incurred in 2022 or 2021.

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•

“All Other Fees” represent fees billed for ancillary professional services that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” There were no such fees incurred in 2022 or 2021.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all audit and permitted non-audit services proposed to be performed by our independent registered public accounting firm. The Audit Committee reviewed and pre-approved all of the services performed by Deloitte & Touche LLP during 2022. The process for such pre-approval is typically as follows: Audit Committee pre-approval is sought at one of the Audit Committee’s regularly scheduled meetings following the presentation of information at such meeting detailing the particular services proposed to be performed. The authority to pre-approve audit and non-audit services may be delegated by the Audit Committee to the Chair of the Audit Committee, who shall present any decision to pre-approve an activity to the full Audit Committee at the first regular meeting following such decision. None of the services described above were approved by the Audit Committee pursuant to the exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

The Audit Committee has reviewed the non-audit services provided by Deloitte & Touche LLP and has determined that the provision of such services is compatible with maintaining Deloitte & Touche LLP’s independence.

Proposal No. 3:  Advisory Vote to Approve Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables in this Proxy Statement (a “Say-on-Pay Vote”). Taking into consideration the most recent voting results from our 2018 annual stockholders’ meeting concerning the frequency of the Say-on-Pay Vote, we determined that we will hold an annual advisory vote to approve the compensation of our named executive officers until the next required advisory vote on the frequency of such votes.

The Compensation Committee oversees the development of a compensation program designed to attract, retain, and motivate executives who enable us to achieve our strategic and financial goals. The Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosure illustrate the trends in compensation and the application of our compensation philosophies and practices for the years presented. We encourage stockholders to read the Compensation Discussion and Analysis, which describes the details of our executive compensation program and the decisions made by the Compensation Committee in 2022.

The Compensation Committee believes that our executive compensation program achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance, and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to vote “FOR” the non-binding advisory resolution approving the compensation of our named executive officers, including as described in the Compensation Discussion and Analysis, compensation tables, and the accompanying narrative discussion.

Because your vote is advisory, it will not be binding upon us, the Compensation Committee, or the Board. However, the Compensation Committee and the Board value the opinions of our stockholders and will take the outcome of the vote into account when considering future executive compensation arrangements.

The Board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers.

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OTHER INFORMATION

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter, a copy of which is available on our Investor Relations website, www.regionalmanagement.com. This report reviews the actions taken by the Audit Committee with regard to our financial reporting process during the fiscal year ended December 31, 2022, and particularly with regard to the audited consolidated financial statements as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021, and 2020.

The Audit Committee is composed solely of independent directors under existing NYSE listing standards and SEC requirements. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of our subsidiaries or affiliates. In addition, the Board of Directors has determined that Messrs. Philip V. Bancroft, Steven J. Freiberg, and Carlos Palomares are “audit committee financial experts,” as defined by SEC rules.

Our management has the primary responsibility for our financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met six times during the fiscal year ended December 31, 2022.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee also discussed our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles, and has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 31, 2022, by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC. This report of the Audit Committee has been prepared by members of the Audit Committee.

Members of the Audit Committee:

Philip V. Bancroft (Chair)

Roel C. Campos

Steven J. Freiberg

Carlos Palomares

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the close of trading on April 3, 2023, of: (i) each person known by us to beneficially own more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers, as a group. For purposes of the following and the accompanying footnotes, references to “executive officers” include our named executive officers.

	Shares Beneficially Owned(1)
Name	Number	Percentage
BlackRock, Inc.(2)	1,042,908	10.9%
Forager Fund, LP(3)	975,725	10.2%
Basswood Capital Management, L.L.C.(4)	873,235	9.1%
Wellington Management Group LLP and affiliates(5)	793,431	8.3%
Dimensional Fund Advisors LP(6)	763,511	8.0%
Philip V. Bancroft	29,605	*
Jonathan D. Brown(7)	17,789	*
Roel C. Campos(8)	104,913	1.1%
Maria Contreras-Sweet	20,587	*
Michael R. Dunn	98,483	1.0%
Steven J. Freiberg(9)	175,037	1.8%
Sandra K. Johnson	7,499	*
Carlos Palomares(10)	61,326	*
Robert W. Beck(11)	170,295	1.8%
Harpreet Rana(12)	22,714	*
John D. Schachtel(13)	119,848	1.3%
Brian J. Fisher(14)	100,831	1.1%
Manish Parmar(15)	39,811	*
All directors and executive officers, as a group (13 persons)	968,738	9.8%
*	Amount represents less than 1.0%
(1)

Applicable percentage of ownership is based upon 9,585,417 shares of our common stock outstanding on April 3, 2023. Beneficial ownership is determined in accordance with SEC rules and includes voting and investment power with respect to shares shown as beneficially owned. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The address for all directors and officers listed in the table is c/o Regional Management Corp., 979 Batesville Road, Suite B, Greer, SC 29651.

(2)

The information reported is based on a Schedule 13G/A filed with the SEC on January 23, 2023, reporting the sole power of BlackRock, Inc. (“BlackRock”) to vote or direct the vote of 961,251 shares and the sole power of BlackRock to dispose or direct the disposition of 1,042,908 shares. The business address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(3)

The information reported is based on a Schedule 13G filed with the SEC on January 10, 2023, reporting: (i) sole power of Forager Fund LP (“FFLP”) to vote or direct the vote and to dispose or direct the disposition of 784,566 shares; (ii) sole power of Forager Capital Management, LLC (“FCM”) to vote or direct the vote and to dispose or direct the disposition of 975,725 shares; (iii) the shared power of Edward Kissel to vote or direct the vote and to dispose or direct the disposition of 975,725 shares; and (iv) the shared power of Robert MacArthur to vote or direct the vote and to dispose or direct the disposition of 975,725 shares. The business address of FFLP, FCM, Mr. Kissel, and Mr. McArthur is 2024 3rd Ave. N, Suite 201, Birmingham, AL 35203.

(4)

The information reported is based on a Form 4 filed with the SEC on December 1, 2022, reporting (i) shared power of Basswood Capital Management, L.L.C. (“Basswood”) to vote or direct the vote and to dispose or direct the disposition of 873,235 shares; (ii) shared power of Basswood Opportunity Partners, LP (“BOP”) to vote or direct the vote and to dispose of or direct the disposition of 183,386 shares; (iii) shared power of Basswood Opportunity Fund, Inc. (“BOF”) to vote or direct the vote and to dispose of or direct the disposition of 3,788 shares; (iv) shared power of Basswood Financial Fund, LP (“BFF”) to vote or direct the vote and to dispose of or direct the disposition of 72,575 shares; (v) shared power of Basswood Financial Long Only Fund, LP (“BFLOF”) to vote or direct the vote and to dispose of or direct the disposition of 34,108 shares; (vi) shared

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power of Basswood, BOP, BOF, BFF, and BFLOF (collectively, the “Managed Accounts”) to vote or direct the vote and to dispose of or direct the disposition of 561,589 shares; (vii) shared power of Matthew Lindenbaum to vote or direct the vote and to dispose of or direct the disposition of 873,235 shares; and (viii) shared power of Bennett Lindenbaum to vote or direct the vote and to dispose of or direct the disposition of 873,235 shares. Matthew Lindenbaum and Bennett Lindenbaum are the Managing Members of Basswood and may be deemed to have a pecuniary interest in the shares held directly or indirectly by the Managed Accounts. The information also includes 17,789 shares held by Mr. Brown, a partner at Basswood, who serves on the Board pursuant to the Cooperation Agreement (as amended by the Letter Agreement) described in detail below in the section entitled “Other Information – Certain Relationships and Related Person Transactions.” As a result, Basswood is a “director-by-deputization” solely for the purposes of Section 16 of the Exchange Act. Pursuant to Rule 16a-1 of the Exchange Act, Basswood may be deemed to be a beneficial owner of the shares of common stock issued to Mr. Brown. The business address of Basswood is 645 Madison Avenue, 10th Floor, New York, NY 10022.

(5)

The information reported is based on Schedules 13G/A filed with the SEC on February 6, 2023, reporting: (i) shared power of Wellington Management Group LLP (“WMG”) to vote or direct the vote of 774,213 shares and to dispose or direct the disposition of 793,431 shares; (ii) shared power of Wellington Group Holdings LLP (“WGH”) to vote or direct the vote of 774,213 shares and to dispose or direct the disposition of 793,431 shares; (iii) shared power of Wellington Investment Advisors Holdings LLP (“WIAH”) to vote or direct the vote of 774,213 shares and to dispose or direct the disposition of 793,431 shares; (iv) shared power of Wellington Management Company LLP (“WMC”) to vote or direct the vote of 758,911 shares and to dispose or direct the disposition of 778,129 shares; and (v) shared power of Wellington Trust Company, NA (“WTC”) to vote or direct the vote and to dispose or direct the disposition of 758,911 shares. The business address of WMG, WGH, WIAH, WMC, and WTC is 280 Congress Street, Boston, MA 02210.

(6)

The information reported is based on a Schedule 13G/A filed with the SEC on February 10, 2023, reporting the sole power of Dimensional Fund Advisors LP (“Dimensional”) to vote or direct the vote of 750,847 shares and the sole power of Dimensional to dispose or direct the disposition of 763,511 shares. The business address of Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(7)

Mr. Brown is a partner at Basswood, serving on the Board pursuant to the Cooperation Agreement (as amended by the Letter Agreement) described in detail below in the section entitled “Other Information – Certain Relationships and Related Person Transactions.” As a result, Basswood is a “director-by-deputization” solely for the purposes of Section 16 of the Exchange Act. Pursuant to Rule 16a-1 of the Exchange Act, Basswood may be deemed to be a beneficial owner of the shares of common stock issued to Mr. Brown.

(8)

The amount stated includes 14,670 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Mr. Campos will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Campos and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(9)

Mr. Freiberg holds 104,648 shares directly. Additional shares stated are owned by (i) Neena Freiberg (Mr. Freiberg’s wife) (30,000 shares), and (ii) the Neena Freiberg Irrevocable Trust, of which Mr. Freiberg is trustee (22,448 shares). The amount stated also includes 17,941 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Mr. Freiberg will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Freiberg and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(10)

The amount stated includes 18,670 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Mr. Palomares will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Palomares and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(11)

The amount stated includes 113,105 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Mr. Beck will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Beck and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

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(12)

The amount stated includes 11,580 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Ms. Rana will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Ms. Rana and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(13)

The amount stated includes 78,803 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Mr. Schachtel will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Schachtel and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(14)

The amount stated includes 68,873 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Mr. Fisher will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Fisher and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(15)

The amount stated includes 18,886 shares subject to options either currently exercisable or exercisable within 60 days of April 3, 2023, over which Mr. Parmar will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Parmar and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than ten percent of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to directors, officers, and greater than ten percent beneficial owners were timely complied with by such persons, with the exception of one Form 4 that was not timely filed for one transaction for Steven B. Barnette, our Vice President and Chief Accounting Officer. The transaction was not timely reported due to an administrative error, but was reported promptly on a Form 4 after the oversight was discovered.

Certain Relationships and Related Person Transactions

Cooperation Agreement

On January 26, 2018, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Basswood, pursuant to which we appointed Jonathan D. Brown to the Board, effective January 26, 2018. On November 28, 2022, the parties entered into a letter agreement amending certain provisions of the Cooperation Agreement, as described in more detail below (the “Letter Agreement”).

Pursuant to the Cooperation Agreement, as amended, Mr. Brown is required to, at all times while serving as a member of the Board, comply with all policies, procedures, processes, codes, rules, standards, and guidelines applicable to non-employee Board members. In addition, the Cooperation Agreement, as amended by the Letter Agreement, provides that Mr. Brown must offer to resign from the Board if (i) Basswood and its affiliates, collectively, no longer beneficially own an aggregate “net long position” of the lesser of 7.5% of our outstanding shares of common stock or 718,657 shares of our common stock (subject to adjustment for stock splits, reverse stock splits, stock dividends, and similar adjustments), or (ii) Basswood fails to comply with or breaches any of the terms of the Cooperation Agreement in any material respect and, if capable of being cured, such material breach or failure has not been cured within 15 days after receipt by Basswood of written notice from us specifying such material breach or failure, provided that we are not in material breach of the Cooperation Agreement at such time. The Cooperation Agreement also provides that, if requested by Basswood, we are obligated to appoint Mr. Brown to any existing or newly created committee of the Board that may be designated to oversee or review strategic alternatives (including an extraordinary transaction).

In the Cooperation Agreement, in addition to certain confidentiality and non-disparagement provisions, Basswood has agreed to various customary standstill provisions for the duration of the Standstill Period (as defined below), which provide, among other things, that Basswood and its affiliates will not (i) acquire beneficial ownership of 19.9% or more of the outstanding shares of our

Regional Management Corp. | Proxy Statement for 2023 Annual Meeting of Stockholders | 69

common stock; (ii) participate in a proxy solicitation with respect to the voting of any shares of our common stock; (iii) submit a proposal for or offer of any extraordinary transaction or propose a change in the structure, size, or composition of the Board or executive officers of the Company; or (iv) subject to certain exceptions for open market and underwritten transactions, sell shares of our common stock to a third party or group that to Basswood’s knowledge would result in such third party or group owning 5% or more of the outstanding shares of our common stock.

Basswood has also agreed that, during the Standstill Period, it shall cause the shares of our common stock beneficially owned by it and its affiliates to be voted (i) in favor of each director nominated by the Board for election, and (ii) in accordance with the Board’s recommendations on all other matters; provided that Basswood and its affiliates may vote their shares of our common stock in their sole discretion with respect to (a) a proposal to authorize or approve an extraordinary transaction, (b) matters related to the implementation of takeover defenses, (c) new or amended incentive compensation plans submitted for stockholder approval, or (d) any other proposal if either Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC do not recommend voting in accordance with the Board’s recommendation with respect to such proposal (other than with respect to the election or removal of directors) at any annual or special meeting of stockholders.

Pursuant to the Cooperation Agreement, the “Standstill Period” was initially defined to mean the period commencing on January 26, 2018 and ending on the earliest of (i) 12:01 a.m. (New York time) on the date that is 20 days prior to the nomination deadline for the 2019 annual meeting of stockholders (the “2019 Annual Meeting”), (ii) if we fail to comply with or breach any of the terms of the Cooperation Agreement in any material respect and, if capable of being cured, such material breach or failure has not been cured within 15 days after receipt by us of written notice from Basswood specifying such material breach or failure, provided that Basswood is not in material breach of the Cooperation Agreement at such time, (iii) the consummation of an extraordinary transaction following which consummation the director designated by Basswood no longer serves on the Board, and (iv) a reorganization of the Company under any federal or state law relating to bankruptcy or insolvency. However, the Cooperation Agreement provides that if we provide written notice to Basswood that we will nominate a director designated by Basswood for election to the Board at the 2019 Annual Meeting or for any annual meeting of stockholders of the Company subsequent thereto (each, an “Applicable Meeting”) at least 20 days prior to the nomination deadline for such Applicable Meeting and Basswood has agreed in advance to such nomination, then the Standstill Period will be automatically extended until the date that is 20 days prior to the nomination deadline for the annual stockholders meeting subsequent to such Applicable Meeting. The Letter Agreement extends the standstill restrictions and voting obligations of Basswood under the Cooperation Agreement to 20 days prior to the nomination deadline for our 2024 Annual Meeting through our agreement with Basswood to nominate Mr. Brown for election to the Board at the Annual Meeting.

The Cooperation Agreement, as amended, terminates upon the expiration of the Standstill Period (subject to any extensions as provided in the Cooperation Agreement), provided that the confidentiality provisions of the Cooperation Agreement will survive for a period of 18 months following the date upon which no director designated by Basswood serves as a director of the Company.

Statement of Policy Regarding Transactions with Related Persons

Our Board has adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel, or other person designated by our Board, any “related person transaction” (defined as any transaction that is anticipated and would be reportable by us under Item 404(a) of Regulation S-K, which includes transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel, or such other person, will then promptly communicate that information to our Board or the Audit Committee. No related person transaction will be executed without the approval or ratification of the Audit Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote of a related person transaction in which they have an interest and provide all material information he or she has concerning the related person transaction to the Audit Committee. Our policy does not specify the standards to be applied by directors in determining whether or not to approve or ratify a related person transaction, and we accordingly anticipate that these determinations will be made in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. In determining whether to approve or ratify a related person transaction, the Board may consider such facts and circumstances as it deems appropriate, including (1) the benefits to us; (2) the availability of other sources for comparable products or services; (3) the terms of the proposed related person transaction; and (4) the terms available to unrelated third parties or to employees generally in an arms-length negotiation.

Indemnification of Directors and Officers

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). In addition, our Amended and Restated Certificate of Incorporation provides that our directors will

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not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer, or other party.

Proposals by Stockholders

Under certain conditions, stockholders may request that we include a proposal at a forthcoming meeting of our stockholders in our proxy materials for such meeting. Under SEC Rule 14a-8, any stockholder desiring to present such a proposal to be acted upon at the 2024 Annual Meeting and included in the proxy materials for such meeting must ensure that we receive the proposal at our principal executive office in Greer, South Carolina by December 14, 2023, in order for the proposal to be eligible for inclusion in our proxy statement and proxy card relating to such meeting.

If a stockholder desires to propose any business at an annual meeting of stockholders, even if the proposal or proposed director candidate is not to be included in our proxy statement, our Bylaws provide that the stockholder must deliver or mail timely advance written notice of such business to our principal executive office. Under our Bylaws, to be timely, a stockholder’s notice generally must be delivered to our Corporate Secretary at our principal executive offices not later than the 90th day before the first anniversary of the date of the preceding year’s annual meeting and not earlier than the 120th day prior to such anniversary. However, in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Each item of business must be made in accordance with, and must include the information required by, our Bylaws, our Corporate Governance Guidelines, and any other applicable law, rule, or regulation. Assuming that the date of the 2024 Annual Meeting is not advanced or delayed in the manner described above, the required notice for the 2024 Annual Meeting would need to be provided to us not earlier than January 19, 2024 and not later than February 18, 2024.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for election at the 2024 Annual Meeting other than the Company's nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary of the Annual Meeting, which date is March 19, 2024. If the date of the 2024 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the Annual Meeting, then any such notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” annual reports and proxy statements. This means that only one copy of our Annual Report on Form 10-K and Proxy Statement, as applicable, may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of our Annual Report on Form 10-K and Proxy Statement, as applicable, to any stockholder upon request submitted in writing to us at the following address: Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina, 29651, Attention: Corporate Secretary, or by calling (864) 448-7000. Any stockholder who wants to receive separate copies of our Annual Report on Form 10-K and Proxy Statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact us at the above address and telephone number.

Other Business

The Board is not aware of any matters, other than those specified above, to come before the Annual Meeting for action by the stockholders. However, if any matter requiring a vote of the stockholders should be duly presented for a vote at the Annual Meeting, then the persons named in the proxy card intend to vote such proxy in accordance with their best judgment.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above.

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V06479-P87545 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REGIONAL MANAGEMENT CORP.

The Board of Directors recommends you vote FOR the election of the nominees for director named below.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________________

Nominees:

01) Philip V. Bancroft
02) Robert W. Beck
03) Jonathan D. Brown
04) Roel C. Campos
05) Maria Contreras-Sweet
06) Michael R. Dunn
07) Steven J. Freiberg
08) Sandra K. Johnson
09) Carlos Palomares

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID AGENTS, OR ANY OF THEM OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING, THE ACCOMPANYING PROXY STATEMENT, AND THE ANNUAL REPORT ON FORM 10-K TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign

If you plan to attend the meeting at www.virtualshareholdermeeting.com/RM2023, you will be required to enter the control number found on the proxy card or voting instruction form you previously received. The Annual Meeting will be held in virtual meeting format only, via the internet, with no physical in-person meeting. For more information, see "General Information and Frequently Asked Questions" in the proxy statement.

The Notice of Annual Meeting of Stockholders, 2022 Annual Report on Form 10-K, and Proxy Statement are available at www.proxyvote.com.

V06480-P87545

REGIONAL MANAGEMENT CORP.
Annual Meeting of Stockholders
May 18, 2023 at 1:00 PM EDT
www.virtualshareholdermeeting.com/RM2023

This proxy is solicited by the Board of Directors.

The undersigned stockholder of Regional Management Corp. hereby appoints Robert W. Beck and Catherine R. Atwood as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock, $0.10 par value per share, of the Company held of record by the undersigned on April 3, 2023, at the Annual Meeting of the Stockholders of the Company to be held on May 18, 2023, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THIS PROXY, IF DULY EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3, IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS IN ACCORDANCE WITH THEIR JUDGMENT.

Continued and to be signed on reverse side